UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Teradata Corporation

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NOTICE OF 2016 ANNUAL MEETING

AND PROXY STATEMENT

Message to Stockholders

March 4, 2016

Dear Fellow Stockholder:

I am pleased to invite you to attend Teradata Corporation’s 2016 Annual Meeting of Stockholders on April 26, 2016. The meeting will begin promptly at 8:00 a.m. local time at the Terry Executive Education Center, 3475 Lenox Road NE, Atlanta, Georgia 30326.

This proxy statement, which includes a notice of the 2016 annual meeting, tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives information about director candidates and general compensation and corporate governance matters.

Since last year’s annual meeting, Teradata has been in a transition period and has taken a number of actions to increase shareholder value, including the development of a business transformation plan. Through the implementation of this plan, we intend to: expand our core data warehouse market opportunity by making it easier for customers to buy our solutions and by providing Teradata data warehousing in the public cloud; focus on big data solutions that can contribute revenue growth and increase our position in the analytic ecosystem; enhance our value-added services and extend the market opportunity for such services; and evolve our go-to-market strategy. We have also been taking steps to meaningfully reduce our cost structure and to exit our marketing applications business, while also actively engaging in share repurchase activities.

In addition, as described on page 35 of this proxy statement, we greatly value the opinions of our stockholders and have modified our executive compensation program specifically to address concerns raised during the course of our stockholder outreach efforts. These changes further connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests. We believe that Teradata gains valuable insights into your perspectives through our ongoing efforts to engage with stockholders, and we appreciate the feedback provided to our management team and Board of Directors on many topics, including our operations, compensation and governance.

Our Board of Directors continues to evolve, and we remain committed to ensuring that it includes a highly qualified and diverse group of directors who are well-equipped to oversee the success of Teradata’s business and effectively represent your interests. We encourage you to review the qualifications, skills and experience that we have identified as important qualifications and attributes for each of our directors as described beginning on page 6 of this proxy statement.

Michael Koehler, Teradata’s President and Chief Executive Officer, and I look forward to seeing you at the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. In addition, you are welcome to share your thoughts or concerns with us on any topic. Communications can be addressed to directors in care of the Corporate Secretary, Laura Nyquist, at 10000 Innovation Drive, Dayton, Ohio 45342 or by email at the address listed above.

Every vote is important. Whether or not you plan to attend the annual meeting, I urge you to authorize your proxy as soon as possible so that your stock may be represented at the meeting.

We value your support and thank you for your commitment to Teradata.

Sincerely,

James M. Ringler
Chairman of the Board

TERADATA CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME

8:00 a.m. local time

DATE

Tuesday, April 26, 2016

PLACE

Terry Executive Education Center

3475 Lenox Road NE, Atlanta, Georgia 30326

PURPOSE

•

Elect Messrs. Fu, Gianoni, and Lund to serve as Class III directors for three-year terms expiring at the 2019 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;

•	Consider and vote upon the approval of the amended and restated Teradata 2012 Stock Incentive Plan;

•	Advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);

•	Vote on the ratification of the appointment of our independent registered public accounting firm for 2016; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.

OTHER IMPORTANT INFORMATION

•	Record holders of Teradata common stock at the close of business on February 26, 2016, may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the meeting, please submit a proxy to ensure that your shares are represented at the meeting.

INTERNET AVAILABILITY

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to Be Held on April 26, 2016: This notice of the 2016 annual meeting of stockholders and proxy statement, our 2015 annual report, and form of proxy and voting instruction card are available at http://www.proxyvote.com.

By order of the Board of Directors,

Laura Nyquist
General Counsel and Secretary

March 4, 2016

10000 Innovation Drive

Dayton, OH 45342

PROXY STATEMENT

General Information

On behalf of the Board of Directors of Teradata Corporation, a Delaware corporation (“Teradata”, the “Company”, “we” or “us”), we are requesting your proxy for the 2016 annual meeting of stockholders and any adjournments or postponements that follow. The meeting will be held at 8:00 a.m. local time, on April 26, 2016, at the Terry Executive Education Center, 3475 Lenox Road NE, Atlanta, Georgia 30326. At the meeting, we will: (1) consider the election of Messrs. Fu, Gianoni, and Lund as Class III directors for three-year terms expiring in 2019; (2) consider and vote upon the approval of the amended and restated Teradata 2012 Stock Incentive Plan; (3) vote on an advisory (non-binding) basis to approve executive compensation as disclosed in this proxy statement (a “say-on-pay” vote); (4) vote on the ratification of the appointment of our independent registered public accounting firm for 2016; and (5) transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

This proxy statement contains information about the 2016 annual meeting, as well as information regarding the voting process, director elections, our corporate governance programs, and executive and director compensation, among other things. We are furnishing this proxy statement together with our 2015 annual report and form of proxy and voting instruction card (“proxy card”). Proxy materials for the 2016 annual meeting of stockholders are being made available in printed form on or about March 18, 2016. They will be available online on or about March 19, 2016.

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the annual meeting, please vote your shares as soon as possible by phone, Internet, or mail if you are receiving paper proxy materials. By using the Internet or phone voting methods, you help us reduce costs and respect the environment. Both are fast, convenient, and environmentally-friendly.

If you are a stockholder of record (i.e., you directly hold your common stock through an account with our transfer agent, Computershare Investor Services), you can vote your shares using one of the following three methods. If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), you can vote your shares using the methods provided by your nominee.

VOTE BY INTERNET http://www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information.	VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions.

VOTE BY MAIL

Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717

If you receive paper proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to the address shown above.

Who may vote at the meeting?

Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on February 26, 2016, the record date for the meeting. On the record date, there were 128,917,518 shares of common stock outstanding.

How many votes do I have?

For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting.

When will I receive my proxy materials?

Proxy materials for the 2016 annual meeting of stockholders are being made available in printed form on or about March 18, 2016. They will be available online on or about March 19, 2016.

How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2015 annual report, notice of the 2016 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the Securities and Exchange Commission (“SEC”). A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.

Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.

Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2016 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at http://www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your twelve-digit control number listed on your Notice or proxy card to make this election.

Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at http://www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your twelve-digit control number to revoke your consent.

If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources.

How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

How can I vote my shares of Teradata stock?

Your vote is important. Your shares can be voted at the annual meeting only if you are a record stockholder and present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend in person.

If you are a stockholder of record, please authorize your proxy electronically by going to the http://www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How do I revoke my proxy for the annual meeting?

You may revoke your proxy at any time before it is voted at the meeting by:

•	properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•	voting by ballot at the meeting; or

•	sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342.

What if I want to vote in person at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote in person at the meeting. If you beneficially own your shares through a nominee (such as a bank or broker), you must obtain a proxy executed in your favor from your nominee to be able to vote at the meeting.

What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly authorized electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (April 25, 2016 at 11:59 p.m. for record stockholders who do not vote at the meeting, such time as directed by the nominee for beneficial owners, and April 21, 2016 for participants in our 401(k) savings plan), and (4) you did not revoke your proxy prior to or at the meeting.

How do I vote the shares I hold in the Teradata 401(k) savings plan?

If you are a participant in the Teradata 401(k) savings plan, your proxy includes the number of Teradata common stock units (share interests) allocated to your plan account. You may instruct the trustee how to vote the number of share interests allocated to your plan account. The trustee will vote the share interests allocated to your plan account in accordance with your instructions. If you do not vote your share interests in the Teradata 401(k) savings plan, the trustee will vote the unallocated share interests, as well as any allocated share interests held by the plan, in the same proportion as the share interests for which it received timely voting instructions.

What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on February 26, 2016. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on the election of directors is required to elect each director.

With respect to Proposal 2 (the approval of the amended and restated Teradata 2012 Stock Incentive Plan), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to approve the plan.

With respect to Proposal 3 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.

With respect to Proposal 4 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.

Abstentions effectively count as votes “against” the adoption of a proposal and the election of a director. Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors, the approval of the amended and restated Teradata 2012 Stock Incentive Plan, or the advisory vote on executive compensation, the nominee may not vote on these proposals. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director. Broker “non-votes” occur when a nominee returns a properly executed proxy but does not vote on a particular item because the nominee has not received voting instructions from the beneficial owner and, therefore, does not have the authority to vote on a proposal.

How does the Board recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:

•	FOR the election of each of the four Class III director nominees, Messrs. Fu, Gianoni, and Lund (see page 6);

•	FOR approval of the amended and restated Teradata 2012 Stock Incentive Plan (see page 76);

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (see page 88); and

•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016 (see page 90).

If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors, the approval of the amended and restated stock plan, or the advisory “say-on-pay” vote on executive compensation.

What do I need to do if I want to attend the annual meeting?

If you plan to attend the meeting in person, please send an email to us at investor.relations@teradata.com to request a meeting reservation request form. You may attend the meeting if you are a stockholder of record, hold a proxy for a stockholder of record, or are a beneficial owner of our common stock with evidence of ownership. If you are a beneficial owner (i.e., you hold your common stock through a nominee such as a bank or broker), please include evidence of your ownership of common stock with the form (such as an account statement showing you own Teradata common stock as of the record date). If you do not have a reservation for the meeting, you may still attend if we can verify your stock ownership at the meeting.

We will include the results of the votes taken at the meeting in a Form 8-K filed with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2016 annual meeting, the terms for the directors in Classes I, II and III of the Board of Directors expire in 2017, 2018 and 2016, respectively.

Messrs. Boykin, Fu, Gianoni, and Lund currently are Class III directors whose terms are expiring at the 2016 annual meeting. In January 2016, Mr. Boykin informed the Board of Directors that he will be retiring at the end of his current term and will not stand for re-election at the 2016 annual meeting. The board has extended its sincerest gratitude to Mr. Boykin for his many years of distinguished service to the Company and decided not to nominate a replacement director for Mr. Boykin at this time. As a result, the size of the Board of Directors will be reduced from eleven members to ten members as of the 2016 annual meeting.

For the reasons described below, each of the remaining Class III directors has been nominated by the board for re-election through the 2019 annual meeting of stockholders and until his successor is elected and qualified.

Proxies solicited by the board will be voted for the election of the nominees, unless you provide a contrary instruction on your proxy. Each of the nominees has indicated his willingness to serve if elected. The board has no reason to believe that these nominees will be unable to serve. However, if one of them should become unavailable, the board may further reduce the size of the board or designate a substitute nominee. If the board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class III nominees as a director.

Election of each nominee requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item. If a nominee does not receive a majority vote, he or she is required to tender their resignation for consideration by the disinterested members of the Board of Directors in accordance with the board’s Corporate Governance Guidelines as described on pages 17 to 18 of this proxy statement. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy.

Director Qualifications

Our Board of Directors currently consists of eleven members who we believe are well-qualified to serve on the board and represent our stockholders’ best interests. As described below under the caption “Selection of Nominees for Directors,” the board and its Committee on Directors and Governance (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:

•	have extensive business leadership experience,

•	bring diverse perspectives to the board,

•	are independent and collegial,

•	have high ethical standards as well as sound business judgment and acumen, and

•	understand and are willing to make the time commitment necessary for the board to effectively fulfill its responsibilities.

We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, they provide our board with a diverse complement of specific business skills, experience and perspectives, including: extensive financial and accounting expertise, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, experience with companies with a global presence and growth strategies, and extensive operational and strategic planning experience. In addition, the board believes that each of the director nominees and other directors has demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity. The following describes the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications described above and information included in the biographical summaries provided below for each director. Based on all of these qualifications and attributes, the board believes that the directors and nominees have the appropriate set of skills to serve as members of the board.

2016 DIRECTOR NOMINEES

Class III Nominees — Current Terms Expiring in 2016:

Director	Key Qualifications and Attributes	Biography

Cary T. Fu Co-founder and retired Chairman and Chief Executive Officer of Benchmark Electronics, Inc.

✓     Experience as the chief executive officer and chairman of the board of a publicly-traded global technology company

✓      Financial expertise and experience as a chief financial officer and certified public accountant

✓     Experience co-founding and leading a high-growth business organization

✓     Diverse perspective given Taiwanese heritage and years of experience in Asia

Mr. Fu, age 67, is the co-founder of Benchmark Electronics, Inc. (“Benchmark”), a publicly-held electronics manufacturing services provider. He served as Chairman of the Board of Benchmark from 2009 until his retirement in December 2012 and had been a director of Benchmark since 1990. In December 2011, Mr. Fu retired as Benchmark’s Chief Executive Officer, a position he had held since September 2004. Prior to becoming Chief Executive Officer of Benchmark, he served as its President and Chief Operating Officer from May 2001 to September 2004, Executive Vice President from 1992 to 2001, and Executive Vice President, Financial Administration, from 1990 to 1992. He also serves on the board of directors of Littelfuse, Inc., and is a certified public accountant. He joined our board on July 29, 2008.

Director	Key Qualifications and Attributes	Biography

Michael P. Gianoni President and Chief Executive Officer of Blackbaud, Inc.

✓     Experience as the president and chief executive officer of a global, publicly-traded technology company

✓     Strong operational and leadership skills and business acumen

✓     Proven track record driving financial performance improvement

✓     Deep software industry knowledge

Mr. Gianoni, age 55, is the President and Chief Executive Officer of Blackbaud, Inc., a provider of software and services specifically designed for nonprofit organizations, a position he has held since joining the company in January 2014. Previously, Mr. Gianoni was the Executive Vice President and Group President, Financial Institutions, at Fiserv, Inc. (“Fiserv”), a global technology provider serving the financial services industry, from January 2010 to December 2013. He joined Fiserv as President of its Investment Services division in December 2007, where he was responsible for product, technology, sales, finance, operations, and strategy. From 2006 until its acquisition by Fiserv, Mr. Gianoni was Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions. Prior to that time, he held a number of senior management positions at DST Systems Inc., an information processing and software services company. Mr. Gianoni serves as a director of Blackbaud and joined our board on January 27, 2015.

Victor L. Lund Former Non-executive Chairman of the Board of DemandTec, Inc.

✓     Significant financial expertise

✓     Experience as the chief financial officer and chief executive officer of a large business with a high-growth model

✓      Extensive public-company board experience, particularly on audit committees

✓      Knowledge of the Company and technology industry through board service

Mr. Lund, age 68, served as the non-executive Chairman of the Board of DemandTec, Inc., a publicly-held, on-demand applications company, from December 2006 until February 2012, and was a member of its board from April 2005 until that time. Mr. Lund served as Chairman of the Board of American Stores Company from 1995 until its acquisition by Albertson’s, Inc. in June 1999, and as Chief Executive Officer of American Stores Company from 1992 until 1999. From 1999 until 2002, he served as Vice Chairman of Albertson’s. Prior to joining American Stores Company in 1977, Mr. Lund was a practicing certified public accountant. He also currently serves on the board of directors of Service Corporation International and has served on a number of publicly-traded company boards, including Del Monte Foods Company from March 2005 until 2011. He joined our board on September 6, 2007.

Other Directors

Class I — Current Terms Expiring in 2017:

Director	Key Qualifications and Attributes	Biography

Nancy E. Cooper Retired Executive Vice President and Chief Financial Officer of CA Technologies

✓     Significant financial expertise

✓     Experience as the chief financial officer of a global, publicly-traded company in the software technology industry

✓     Strong ethics and compliance focus

✓     Audit committee experience

✓     Gender diversity

Ms. Cooper, age 62, served as the Executive Vice President and Chief Financial Officer of CA Technologies (“CA”), an IT management software provider, from August 2006 until her retirement in May 2011. She joined CA in August 2006 with nearly 30 years of finance experience. From 2001 until that time, Ms. Cooper served as Chief Financial Officer for IMS Health Incorporated, the world’s leading provider of market intelligence to the pharmaceutical and healthcare industries. Prior to joining IMS Health, she was the Chief Financial Officer of Reciprocal, Inc., a leading digital rights management and consulting firm. In 1998, she served as a partner responsible for finance and administration at General Atlantic Partners, a private equity firm focused on software and services investments. Ms. Cooper began her career at IBM Corporation where she held increasingly important roles over a 22-year period that focused on technology strategy and financial management. She serves as a director of The Mosaic Company, The Guardian Life Insurance Company of America, and Brunswick Corporation. She also serves as a trustee to the Anita Borg Institute for Women and Technology. Ms. Cooper joined our board on August 1, 2009.

David E. Kepler Retired Executive Vice President, Chief Sustainability Officer and Chief Information Officer of The Dow Chemical Company

✓     Experience as the chief information officer of a complex, global company with additional responsibility for corporate sustainability initiatives, risk management and business services operations

✓     Financial expertise

✓     Recognized leader in the area of cybersecurity

Mr. Kepler, age 63, served as the Executive Vice President, Chief Sustainability Officer and Chief Information Officer (“CIO”) of The Dow Chemical Company (“Dow”) from 2008 until his retirement in December 2014. Mr. Kepler joined Dow in 1975. He was appointed Vice President and CIO of Dow in 1998 and Corporate Vice President in 2001. At Dow, Mr. Kepler assumed responsibility for Business Services in 2004, was appointed Senior Vice President in 2006, with added responsibilities for the company’s sustainability initiatives, and appointed Executive Vice President in February 2008. He also serves on the board of directors of TD Bank Group and Autoliv, Inc. Mr. Kepler serves as a trustee of the University of California Berkeley and is the board chairman of the Mid-Michigan Innovation Center and previously served on the U.S. National Infrastructure Advisory Council that advises the President on the protection of critical infrastructure and homeland security issues. He joined our board on November 1, 2007.

Director	Key Qualifications and Attributes	Biography

William S. Stavropoulos Chairman Emeritus of the Board of Directors of The Dow Chemical Company

✓     Distinguished career with extensive public-company board experience

✓     Leadership experience as a former chief executive officer and chairman of a major, global company

✓      Substantial business and strategic acumen

✓      Knowledge of the Company

Mr. Stavropoulos, age 76, retired as Chairman of the Board of Dow on April 1, 2006. He had served in such capacity since November 2000. Mr. Stavropoulos was the President and Chief Executive Officer of Dow from 1995 to 2000 and was Chairman of the Board, President and Chief Executive Officer from 2002 to November 2004. He is the non-executive chairman of Univar, Inc., a global distributor of commodity and specialty chemicals. In addition, he is on the advisory board for Metalmark Capital LLC, a private equity investment firm, and is a trustee of the Fidelity Equity and High Income Funds. He also serves as a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm and is the president and founder of the Michigan Baseball Foundation. Mr. Stavropoulos served on the boards of Maersk Inc. from July 2002 to 2014 and Tyco International, Inc. from March 2007 until 2013. Mr. Stavropoulos joined our board on September 6, 2007.

Class II — Current Terms Expiring in 2018:

Director	Key Qualifications and Attributes	Biography

James M. Ringler Chairman of Teradata Corporation

✓     Experience as the chief executive officer and chairman of the board of publicly-held, global companies

✓      Extensive experience on public company boards

✓     An in-depth knowledge of the Company’s business, strategy and management team

Mr. Ringler, age 70, was named Chairman of the Board of Teradata in September 2007. Mr. Ringler previously served as Chairman of the Board of NCR Corporation from July 25, 2005 to September 2007, and served as NCR’s President and Interim Chief Executive Officer from March to August 2005. He served as Vice Chairman of Illinois Tool Works Inc., a multi-billion dollar diversified manufacturer of highly engineered components and industrial systems, from 1999 until he retired in 2004. Prior to joining Illinois Tool Works, from 1997 to 1999, Mr. Ringler was Chairman of Premark International, Inc. He also served as Premark’s Chief Executive Officer from 1995 to 1999 when it merged with Illinois Tool Works. Mr. Ringler serves as a director of Autoliv, Inc., Dow, FMC Technologies, Inc., and John Bean Technologies Corporation and served on the board of Ingredion Incorporated (formerly Corn Products International, Inc.) from 2002 until May 2014. He joined our board on September 6, 2007.

Director	Key Qualifications and Attributes	Biography

Lisa R. Bacus Executive Vice President and Global Chief Marketing Officer for Cigna Corporation

✓     Deep marketing expertise with focus on strategic planning and data analytics and knowledge of digital marketing strategies

✓      Experience as senior executive of large global companies

✓      Diverse perspective given gender and Hispanic heritage

Ms. Bacus, age 51, is the Executive Vice President and Global Chief Marketing Officer of Cigna Corporation, a global health care products and services company. Prior to joining Cigna, Ms. Bacus was the Executive Vice President and Chief Marketer at American Family Insurance Group, a personal and commercial property and casualty insurance company, from February 2011 until May 2013, and its Vice President, Marketing, from 2008 to 2011. Before joining American Family Insurance, she held a number of marketing management positions with increasing responsibility at the Ford Motor Company from 1986 to 2008. She has served on the board of Shoutlet, Inc., a provider of enterprise social media management software, and currently serves on the board of another privately-held company and a number of non-profit boards. Ms. Bacus joined our board on January 27, 2015.

Michael F. Koehler President and Chief Executive Officer of Teradata Corporation

✓     Service as the President and Chief Executive Officer of the Company with extensive knowledge of, and experience with, the software industry and the Company’s operations, strategy and financial position

✓     Experience as a director of another global, publicly-traded company

Mr. Koehler, age 63, is President and Chief Executive Officer of Teradata. Previously, Mr. Koehler served as Senior Vice President, Teradata Division of NCR Corporation from 2003 to 2007. From September 2002 until March 2003, he was the Interim Teradata Division Leader at NCR. From 1999 to 2002, Mr. Koehler was Vice President, Global Field Operations, Teradata Division, and held management positions of increasingly greater responsibility at NCR prior to that time. He serves as a director of Hertz Global Holdings, Inc. and its subsidiary, Hertz Corporation. He joined our board in August 2007.

Director	Key Qualifications and Attributes	Biography

John G. Schwarz Co-founder and Chief Executive Officer of Visier Inc.

✓     Extensive experience within the software and technology industries as the chief executive officer and director of a global, high-technology company

✓     Operational and strategic planning experience leading a business organization that experienced high growth through acquisitions and organic growth strategies

✓     Broad global experience and perspective

Mr. Schwarz, age 65, is the founder and Chief Executive Officer of Visier Inc., a business analytics software firm, a position he has held since April 2010. Previously, he served as Chief Executive Officer of SAP Business Objects, a unit of SAP AG, from January 2008 to February 2010, during which time he was a member of the executive board of SAP AG and also served on the board of directors of SAP Business Objects. From September 2005 until its acquisition by SAP AG in January 2008, he served as Chief Executive Officer of Business Objects S.A., a provider of business intelligence software and services. Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management software, from December 2001 to September 2005. From January 2000 to November 2001, he served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the Internet. Prior to joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a director of Synopsys, Inc., and Avast Software, and served as a director of SuccessFactors, Inc. from September 2010 until June 2011. He is also a member of the Dalhousie University Advisory Board. He joined our board on September 20, 2010.

No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors oversees the overall performance of the Company on your behalf. Members of the board stay informed of our business by actively participating in numerous board and committee meetings, through discussions with the Chief Executive Officer (“CEO”) and other members of management and staff, and by reviewing other materials and communications provided to them.

Corporate Governance

Our Board of Directors is elected by the stockholders to govern our business and affairs. The board selects the senior management team, which is charged with conducting our business. Having selected the senior management team, the board acts as an advisor to senior management and monitors its performance. The board reviews our strategies, financial objectives, operating plans, major risks, and plans for mitigating such risks. It also plans for management succession of the CEO, as well as other senior management positions, and oversees our compliance efforts.

To support these important duties, the board employs a strong framework of corporate governance practices, including those outlined below:

Stockholder Outreach

Stockholder engagement is an important part of our business practices, and we greatly value the input we receive from our stockholders. Teradata Investor Relations and members of Teradata management are in frequent communication with stockholders on a variety of matters, including operations, corporate governance practices and executive compensation. Independent members of the board also engage with stockholders on a regular basis. In 2015, at the direction of the board, Teradata engaged in a robust stockholder outreach effort to better understand and address any concerns stockholders might have relating to the Company’s executive compensation program. In addition to compensation-related matters, a number of corporate governance matters were discussed with our stockholders during the outreach process.

This engagement has been very productive and informative and, accordingly, stockholder interests have been taken into consideration in establishing the Company’s strategic plans and a number of important changes to Teradata’s executive compensation program. As described below on page 36 of the Compensation Discussion and Analysis section of this proxy statement, such changes include, among other things, allocating a much higher percentage of long-term incentives to performance-based equity awards, adding equity awards with a 3-year performance period based on total shareholder return, and providing greater transparency regarding the strategic objectives used in incentive compensation arrangements.

Corporate Governance Guidelines

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, and director selection, retirement, and training. The board’s Corporate Governance Guidelines, which were updated in April 2014, are found on our corporate governance website at http://www.teradata.com/governance-guidelines. The board’s independent directors meet regularly in executive session without management present and, as provided in the Corporate Governance Guidelines, the Board of Directors has selected the Chairman of the Board, who is an independent director, to preside at its executive sessions during 2016.

Board Independence and Related Transactions

We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. The Board of Directors has established independence standards as part of its Corporate Governance Guidelines. In general, the board must determine whether a director is considered independent, taking into account the independence guidelines of the New York Stock Exchange (“NYSE”) and the factors listed immediately following this paragraph (which are included as Exhibit B, Director Independence Standards, to the board’s Corporate Governance Guidelines referenced above) in addition to those other factors it may deem relevant. No director may qualify as independent unless the board affirmatively determines (i) under the NYSE listing standards, that he or she has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and (ii) under our independence standards, that the director or director candidate does not have any direct or indirect material relationship with us. Our independence standards include the following minimum criteria:

1.	A director will not be independent if:

(i)	at any time during the last three years, he or she has been an employee of Teradata, or an immediate family member of the director has been an executive officer of Teradata;

(ii)	he or she has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Teradata, other than certain limited circumstances, including: (a) compensation and other fees paid for service as a director; or (b) compensation received by an immediate family member for service as an employee of Teradata (other than as an executive officer);

(iii)	he or she has certain relationships with any firm that serves as Teradata’s internal or external auditor, including (a) the director is a current partner or employee of such firm; (b) the director has an immediate family member who is a current partner of such firm; (c) the director has an immediate family member who is a current employee of such firm and personally works on Teradata’s audit; or (d) the director or an immediate family member of the director was within the last three years a partner or employee of such a firm and personally worked on Teradata’s audit within that time;

(iv)	at any time within the past three years, the director or his or her immediate family member has been employed as an executive officer of another company where any of Teradata’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v)	he or she is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, Teradata for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (in each case, as reported in the other company’s last completed fiscal year).

2.	A director will not be independent if he or she is an employee, or any member of the director’s immediate family is an executive officer, of a company which is indebted to Teradata or to which Teradata is indebted, and the total amount of the indebtedness exceeds the greater of $1,000,000 or 2% of the consolidated annual gross revenues of either company.

3.	A director will not be independent if he or she or any member of the director’s immediate family is an officer, director or trustee of a charitable or other tax-exempt organization, and donations by Teradata during any single fiscal year to the charitable or other tax-exempt organization within the last three years exceeds the greater of $1,000,000 or 2% of the organization’s consolidated annual gross revenues.

4.	A relationship arising solely from a director’s interest in another company or similar entity that is party to a transaction with Teradata will not be considered to be a material relationship with Teradata that would impair the director’s independence if: (i) such interest arises only from: (a) the director’s position as a director, trustee or similar position of such other company or entity, and/or (b) the direct or indirect ownership by the director and the director’s immediate family members, in the aggregate, is less than 10% of the equity or similar ownership interest in such other company or entity; and (ii) the director is not involved in the negotiation of the terms of the transaction with Teradata and does not receive any special benefits as the result of the transaction.

The board’s independence standards also provide for additional criteria for members of the Audit and Compensation and Human Resource Committees as required under applicable NYSE rules.

Our Board of Directors has affirmatively determined that all of our non-employee directors and nominees, namely Mses. Bacus and Cooper, and Messrs. Boykin, Fu, Gianoni, Kepler, Lund, Ringler, Schwarz, and Stavropoulos, meet the NYSE listing independence standards and our independence standards for the board and the committees on which they serve. In making this determination, the board considered transactions in 2014 and 2015 pursuant to which Cigna and its affiliate purchased data warehouse and marketing applications products and related services from Teradata, and Teradata purchased employee benefit program services, with aggregate sales attributed to such purchases significantly below 2% of the annual revenues of either company. The board concluded that Ms. Bacus’ relationship as an officer of Cigna does not disqualify her from being deemed independent under these standards. There were no other transactions, relationships or arrangements in fiscal year 2015 that required review by the board for purposes of determining director independence.

Board Leadership Structure

While our Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our board believes that having separate positions and having an independent director serve as Chairman is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our board is led by an independent Chairman, Mr. Ringler. Our Chief Executive Officer, Mr. Koehler, is the only member of the board who is not an independent director. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board, strengthens the board’s independence from management and benefits independent risk oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows Mr. Koehler to focus his efforts on running our business and managing the Company in the best interests of our stockholders, while we are able to benefit from Mr. Ringler’s prior experience as a chairman of other public company boards.

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. The board’s committee structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk, thereby increasing the effectiveness of the board’s role in risk oversight. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results, and strategy and discusses risks related to the business;

•

the Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management process and discussing with management, particularly, the Chief Financial Officer, Vice President, Enterprise Risk and Assurance Services, Chief Operating Officer, and Chief Ethics, Compliance & Privacy Officer, Director, Corporate Security, and the Company’s guidelines and policies regarding financial and enterprise risk management and risk appetite, including: (i) major risk exposures such as, for example, financial, cybersecurity, data privacy, business continuity, and legal and regulatory risks, and the steps management has taken to monitor and control such exposures; and (ii) internal audit and ethics and compliance updates, as well as whistleblower updates, if any; and

•

through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Compensation Risk Assessment

Based on an analysis conducted by management and reviewed by the Board of Directors, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Executive Management Succession Planning

The Board of Directors has in place an effective planning process to assess successors to the Chief Executive Officer and other members of executive management. The Compensation and Human Resource Committee, in consultation with the CEO, annually reports to the board on management succession planning. The entire board works with the Compensation and Human Resource Committee and the CEO to evaluate potential successors to the CEO and other members of executive management on a planned and unplanned basis. The CEO annually provides to the Compensation and Human Resource Committee his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

Code of Ethics

We have a Code of Conduct that sets the standard for ethics and compliance for all of our employees, including our officers, directors, chief accounting officer, and corporate controller. Our Code of Conduct is available on our corporate governance website at http://www.teradata.com/code-of-conduct.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of our knowledge, during 2015, all of our executive officers and directors timely filed the reports required under Section 16(a) of the Securities Exchange Act of 1934.

Meetings and Meeting Attendance

The board and its committees met a total of 31 times last year. In 2015, each of the directors attended 75% or more of the total number of meetings of the board and the committee(s) on which he or she serves. In addition, under the board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2015 annual meeting of stockholders.

Selection of Nominees for Directors

The Board of Directors and the Governance Committee are responsible for recommending candidates for membership to the board. The director selection process and director qualification guidelines are described in detail in the board’s Corporate Governance Guidelines, which are posted on our corporate governance website at http://www.teradata.com/governance-guidelines.

In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board and the CEO and will consider individuals recommended for board membership by our stockholders in accordance with our bylaws and applicable law. In general, we desire to have a balanced group of directors that can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment using its diversity of experiences and perspectives.

As part of the selection process, the board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the objectives and desired composition of the board as a whole and the Company’s current and future needs. Although we do not have a formal diversity policy, the Governance Committee and the board also consider the diversity needs of the board. Such considerations include the desire for diverse perspectives that can be gained through different professional experiences, backgrounds, and education, as well as gender, race or ethnic diversity. As described under the caption “Director Qualifications” on pages 6 to 7 of this proxy statement, we believe our directors have very diverse perspectives, business skills, experience, and backgrounds.

Stockholders wishing to recommend individuals for consideration as directors should submit their suggestions in writing to the Corporate Secretary of the Company in accordance with the provisions of our bylaws which require the recommending stockholder to provide, among other things, the candidate’s name, age, residential and business contact information, detailed biographical data and qualifications for service as a board member, the class or series and number of shares of Teradata’s capital stock (if any) which are owned beneficially or of record by the candidate, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of our stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate directors for election at our next annual meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at http://www.teradata.com/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” on page 96 of this proxy statement for further details regarding how to nominate directors.

The directors nominated by the Board of Directors for election at the 2016 annual meeting were recommended by each of the members of Governance Committee following the process described above. See “Director Qualifications” and “Nominees” on pages 6 through 8 of this proxy statement for further details regarding the reasons and director attributes supporting these nominations. All of these candidates for election are currently serving as our directors and have been determined by the board to be independent.

Under the board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2016 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the board.

COMMITTEES OF THE BOARD

Committee Structure and Responsibilities

Our Board of Directors has four committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee.

Audit Committee: The Audit Committee is the principal agent of the Board of Directors in overseeing our accounting and financial reporting processes and audits of our financial statements and internal controls, including assisting in the board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with ethical, legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, and (iv) the performance of our internal audit function.

The Audit Committee also:

•

is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm and pre-approving all audit services, as well as any audit-related, tax and other non-audit services, to be performed by such firm;

•	reviews and discusses with our independent registered public accounting firm its quality control procedures;

•	regularly reviews the annual audit plan of our independent registered public accounting firm, including the scope of audit activities, and monitors the progress and results of the annual audit;

•	meets with the independent registered public accounting firm, the internal auditors and management to review the adequacy of our internal controls and financial, accounting and reporting processes;

•

discusses with management and the independent registered public accounting firm our annual audited financial statements and unaudited quarterly financial statements, and recommends to the board that the audited financial statements be included in the Company’s annual report filing with the SEC;

•

discusses with management and the independent registered public accounting firm (i) all critical accounting policies and practices used, (ii) any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including analyses of the effects of alternative accounting methods under generally accepted accounting principles that have been discussed with management and the treatment preferred by the independent registered public accounting firm, (iii) the effect of regulatory and accounting initiatives and off-balance sheet structures on our financial statements, and (iv) any other reports required by law to be delivered by the independent registered public accounting firm, including any management letter or schedule of unadjusted differences;

•

discusses management’s plans with respect to our major financial and enterprise risk exposures such as, for example, financial, cybersecurity, data privacy, business continuity, and legal and regulatory risks;

•

receives periodic reports from our internal auditors on findings of fraud, if any, and its significant findings regarding the design and/or operation of internal control over financial reporting as well as management responses to such findings;

•	reviews our periodic SEC filings and our quarterly earnings releases;

•	oversees our ethics and compliance program;

•	prepares the committee report required pursuant to the rules of the SEC for inclusion in our proxy statements;

•	ensures that the Company has established procedures for the confidential submission of employee concerns regarding accounting or auditing matters, as required by The Sarbanes-Oxley Act of 2002; and

•	reviews relationships between the Company and our independent registered public accounting firm or any of its subsidiaries to ascertain the independence of the external auditors.

The Audit Committee has five members, Messrs. Boykin, Fu, Kepler, and Lund and Ms. Cooper, each of whom meets the NYSE listing independence standards, is independent under our recently-updated independence standards and financially literate, as determined by the board under applicable NYSE standards. In addition, the board has determined that because of their accounting and financial management expertise, four out of five of the members of the Audit Committee are “audit committee financial experts,” as defined under SEC regulations. No member of the committee may receive any compensation, consulting, advisory or other fee from us, other than board compensation described below under the caption “Director Compensation,” as determined in accordance with applicable SEC and NYSE rules. Each Audit Committee member is limited to serving on the audit committees of two other public companies, unless the Board of Directors evaluates and determines that these other commitments would not impair the director’s effective service to us.

A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Audit Committee Charter. A copy of this charter, which was last amended by the committee on January 26, 2016, can be found on our corporate governance website at http://www.teradata.com/audit-committee-charter. A report of the Audit Committee is set forth below on page 92 of this proxy statement.

Compensation and Human Resource Committee: In general, this committee (i) discharges our board’s responsibilities relating to the compensation of our executives, (ii) provides general oversight of our management compensation philosophy and practices, benefit programs, and strategic workforce initiatives, (iii) oversees succession planning and leadership development activities, and (iv) reviews and approves our overall compensation principles, objectives and programs covering executive officers and key management employees as well as the competitiveness of our total executive officer compensation practices. The Compensation and Human Resource Committee also:

•	evaluates and reviews the performance levels of our executive officers in light of the Company’s goals and objectives and determines base salaries and equity and incentive awards for such officers;

•	establishes the annual goals and objectives of the CEO, after consulting with the independent members of the board;

•	at executive session of the Board of Directors, discusses its evaluation of, and determination of compensation for, the CEO based on the CEO’s performance against annual goals and objectives;

•	reviews and, as needed, recommends to our Board of Directors for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans;

•

oversees our plans for management succession and development and, on an annual basis, assists the Board of Directors in reviewing and monitoring succession planning, particularly with respect to the CEO;

•

reviews and discusses with management the disclosures in our proxy statements with respect to executive compensation policies and procedures and produces the committee’s annual report related to such disclosure for inclusion in our proxy statements;

•	reviews management’s proposals to make significant organizational changes or significant changes to existing executive officer compensation plans;

•	reviews the stock ownership guidelines and compliance of the CEO and other executive officers with such guidelines;

•	exercises administrative and oversight functions assigned to the committee under the Company’s various benefit plans, including the Company’s 401(k) plan;

•	oversees the Teradata Benefits Committee to which it delegated oversight and management responsibilities for U.S.-based employee benefit plans;

•	periodically reviews and monitors the Company’s diversity and inclusion practices; and

•

reviews and makes recommendations to the board with respect to stockholder approval of executive compensation (say-on-pay votes) and the frequency of say-on-pay votes, including review of stockholder feedback as appropriate.

The Compensation and Human Resource Committee has four members, Ms. Bacus and Messrs. Ringler, Schwarz and Stavropoulos, each of whom the Board of Directors has determined meets the NYSE listing independence standards and our recently-updated independence standards. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our Chief Executive Officer, as a member and subcommittee of our board, to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief Human Resource Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.

In July 2015, this committee extended the engagement of Semler Brossy Consulting Group, LLC as its outside compensation consultant to assist the committee in the development of our executive compensation and benefit programs, including the amount and form of such compensation, and in the evaluation of our CEO. The rules for the use of the compensation consultant by the committee and management include the following: (i) only the committee and its Chair can hire or fire the consultant; (ii) on an annual basis, the consultant will provide the committee with a letter of the projected scope of services for the year; (iii) the consultant’s work will be coordinated with our Chief Human Resource Officer and any project undertaken at management’s request will be with the knowledge and consent of the committee Chair; (iv) the consultant will have direct contact with the committee; and (v) the committee will evaluate the performance of the consultant on an annual basis. In 2015, management did not engage the outside compensation consultant to perform any services for the Company. Moreover, the Compensation and Human Resource Committee reviewed the independence of the consultant in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee and for the Governance Committee is independent and does not raise any conflicts of interest. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Compensation and Human Resource Committee Charter, which was last amended on April 29, 2013, and is available on our corporate governance website at http://www.teradata.com/compensation-committee-charter. A report of the committee is set forth below on page 31 of this proxy statement.

Committee on Directors and Governance: This committee is responsible for reviewing the board’s corporate governance practices and procedures, and:

•	establishes procedures for evaluating the performance of the Board of Directors and oversees such evaluation;

•

reviews the composition of our Board of Directors and the qualifications of persons identified as prospective directors, recommends to the board the candidates to be nominated for election as directors, and, in the event of a vacancy on the board, recommends any successors;

•	reviews and makes recommendations to the board concerning non-employee director compensation;

•	sees that proper attention is given, and appropriate responses are made, to stockholder concerns regarding corporate governance matters; and

•	oversees the Company’s Related Person Transactions Policy and Corporate Governance Guidelines.

The Governance Committee has directly engaged Semler Brossy Consulting Group, LLC as its consultant to review our director compensation program in prior years. However, because the committee did not make any changes to such program in 2015, it did not engage a compensation consultant last year.

The Governance Committee is composed entirely of independent directors, Messrs. Gianoni, Ringler and Stavropoulos. The committee approved the nomination of the candidates reflected in Proposal 1. A more detailed discussion of the committee’s mission, composition and responsibilities is contained in its charter, which was last amended on July 23, 2013, and is available on our corporate governance website at http://www.teradata.com/committee-on-directors-and-governance-charter.

Executive Committee: The Executive Committee has four members, Messrs. Koehler, Lund, Ringler, and Stavropoulos. This committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.

Board Committee Membership as of December 31, 2015
Name	Executive Committee		Compensation and Human Resource Committee		Audit Committee		Committee on Directors and Governance
James M. Ringler		*
Lisa R. Bacus
Edward P. Boykin
Nancy E. Cooper
Cary T. Fu
Michael P. Gianoni
David E. Kepler
Michael Koehler
Victor L. Lund						*
John G. Schwarz				*
William S. Stavropoulos								*
Number of meetings in 2015	0		9		10		4
*	Chair

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During our fiscal year 2015, no member of the Compensation and Human Resource Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resource Committee or board.

COMMUNICATIONS WITH DIRECTORS

Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our board, please see our corporate governance website at http://www.teradata.com/contact-the-board.

RELATED PERSON TRANSACTIONS

Our Related Person Transactions Policy was adopted by the Board of Directors in 2007, and the board approved minor amendments to the policy in January 2013. Under this policy, the board’s Committee on Directors and Governance (the “Governance Committee”) is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.

This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the board.

The policy provides for our General Counsel to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the General Counsel becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.

If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.

Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, include: the size of the transaction and the amount payable to a related person; the nature of the interest of the related person in the transaction; whether the transaction may involve a conflict of interest; whether the transaction is fair to the Company; whether the transaction might impair independence of an outside director of the Company; and whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

STOCK OWNERSHIP

Ownership by Officers and Directors

This table shows our common stock beneficially owned as of February 1, 2016, by each named executive officer included in the Summary Compensation Table found on page 56 of this proxy statement, each non-employee director, and the directors and executive officers as a group.

Name	Total Shares Beneficially Owned(1)	Shares Covered by Options(2)	% of Class Beneficially Owned(3)
Non-Employee Directors
Lisa R. Bacus, Class II Director	8,082	0	*
Edward P. Boykin, Class III Director	115,155	38,388	*
Nancy E. Cooper, Class I Director	41,442	18,642	*
Cary T. Fu, Class III Director	52,666	29,312	*
Michael P. Gianoni, Class III Director	6,554	0	*
David E. Kepler, Class I Director	57,627	13,206	*
Victor L. Lund, Class III Director	47,825	0	*
James M. Ringler, Chairman of the Board and Class II Director(4)	140,342	42,161	*
John G. Schwarz, Class II Director	32,950	9,423	*
William S. Stavropoulos, Class I Director(5)	90,403	23,954	*

Named Executive Officers
Michael Koehler, President, Chief Executive Officer and Class II Director(6)	1,749,051	1,478,800	1.34%
Stephen Scheppmann, Executive Vice President and Chief Financial Officer(7)	270,542	213,787	*
Robert Fair, Chief Operating Officer(8)	369,071	307,155
Daniel Harrington, Executive Vice President, International Region and Global Services(9)	158,302	103,940	*
Laura Nyquist, General Counsel and Secretary	198,192	157,125	*
Saundra Davis, Chief Human Resource Officer	101,009	65,947	*
Hermann Wimmer, Former Co-President	292,237	228,858	*

Directors and Executive Officers as a Group (19 persons)	3,764,763	2,768,219	2.64%

*	Less than one percent.

(1)	Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes: (i) shares covered by options that are exercisable within sixty days of February 1, 2016 (as listed in the “Shares Covered by Options” column); (ii) shares granted to directors, the receipt of which have been deferred, as follows: Mr. Boykin, 36,570 shares; Mr. Lund, 11,628 shares; Mr. Ringler, 13,059 shares; and Mr. Stavropoulos, 16,787 shares; and (iii) vested restricted share units, the receipt of which have been deferred, as follows: each of Messrs. Boykin and Lund, 32,197 units; Mr. Fu, 9,063 units; Mr. Kepler, 2,962; Mr. Ringler, 8,081 units; and Mr. Schwarz, 21,806 units.

(2)	Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within sixty days after February 1, 2016. These shares are also included in the “Total Shares Beneficially Owned” column.

(3)	The total number of shares of our common stock issued and outstanding as of February 1, 2016 was 129,418,253.

(4)	Includes 69,065 shares held indirectly through a limited liability company.

(5)	Includes 2,000 shares held by Mr. Stavropoulos’ spouse, and 1,000 shares held indirectly by her through a family limited partnership.

(6)	Includes 11,154 shares attributable to units held by Mr. Koehler in a unitized stock fund under the Teradata 401(k) Savings Plan, 14,000 shares held jointly by Mr. Koehler and his spouse and 80,000 shares held indirectly through Koehler family trusts.

(7)	Includes 4,847 shares attributable to units held by Mr. Scheppmann in a unitized stock fund under the Teradata 401(k) Savings Plan.

(8)	Includes 50 shares held indirectly by Mr. Fair through custodial accounts for his children.

(9)	Includes 37,267 shares attributable to units held by Mr. Harrington in a unitized stock fund under the Teradata 401(k) Savings Plan.

Other Beneficial Owners of Teradata Common Stock

To the best of our knowledge, based on filings with the SEC made by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Total Number of Shares	Percent of Class(1)
First Eagle Investment Management, LLC(2) 1345 Avenue of the Americas, New York, New York 10105	17,149,513	13.25%
The Vanguard Group(3) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	11,402,316	8.81%
BlackRock, Inc.(4) 55 East 52nd Street, New York, New York 10055	8,531,184	6.59%

(1)	Percent of class is based on 129,418,253 shares of Teradata common stock issued and outstanding as of February 1, 2016.

(2)	Information is based on Amendment No. 3 to Schedule 13G filed by First Eagle Investment Management, LLC with the SEC on February 5, 2016, which reported sole voting power over 16,619,884 and sole dispositive power over 17,149,513 shares. According to this filing, the First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 12,051,787 of these shares.

(3)	Information is based on Amendment No. 5 to Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2016. According to this filing, The Vanguard Group has sole dispositive power over 11,136,918 shares, shared dispositive power over 265,398 shares and sole power to vote 252,233 shares. According to this filing, (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 206,898 shares as a result of its serving as investment manager of collective trust accounts, and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 103,835 shares as a result of its serving as investment manager of Australian investment offerings.

(4)	Information is based on Amendment No. 7 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 10, 2016, which reported sole voting power over 7,176,225 and sole dispositive power over 8,531,184 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock (Channel Islands) Ltd, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited.

DIRECTOR COMPENSATION

Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the board and its committees, and an equity component, designed to align the interests of independent directors and stockholders. Mr. Koehler receives no compensation for his service on the board.

Annual Retainer

Under the Director Compensation Program, for the 2015-2016 board year (the period between the Company’s annual stockholders’ meetings), each non-employee member of Teradata’s board receives an annual retainer of $50,000. The Chairman of the Board of Directors (Mr. Ringler) receives an additional retainer of $100,000, and each director serving on the Audit Committee receives an additional retainer of $5,000. The Chair of the Governance Committee receives an additional retainer of $10,000. The Chair of the Audit Committee receives an additional retainer of $20,000 and the Chair of the Compensation and Human Resource Committee receives an additional retainer of $15,000.

Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.

Annual Equity Grant

The Director Compensation Program provides that on the date of each annual meeting of stockholders each non-employee director will be granted restricted share units (“RSUs”) and/or stock options to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the board. For the 2015-2016 board year, each of the non-employee directors received an annual equity grant consisting of RSUs with a total dollar value of $250,000. The RSUs vest in four equal quarterly installments commencing three months after the grant date, and directors may elect to defer receipt of the shares of common stock payable when the RSUs vest.

Initial Equity Grant

The Director Compensation Program also provides that upon initial election to the board, each non-employee director will receive a grant of RSUs. A director may elect to defer receipt of the shares of common stock that would otherwise be received upon vesting of RSUs. The RSUs vest in four equal quarterly installments commencing three months after the grant date. Payment is made only in Teradata common stock.

Ms. Bacus and Mr. Gianoni were the only directors to receive an initial equity grant during 2015 in connection with their appointments to the board. In this regard, on February 24, 2015, Ms. Bacus and Mr. Gianoni each received an initial equity grant of RSUs with a total dollar value equal to $75,000 on the date of grant.

Mid-Year Equity Grant

The Director Compensation Program also provides the board with the discretion, based on the recommendation of the Governance Committee, to grant mid-year equity grants in the form of stock options and/or awards of restricted shares or RSUs to directors who are newly elected to the board after the annual meeting of stockholders. If a mid-year equity grant is made in the form of RSUs, a director may elect to defer receipt of the shares of common stock that would otherwise be received upon vesting. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant. Restricted share unit grants made in connection with a mid-year equity grant vest in four equal quarterly installments commencing three months after the grant date. Payment is made only in Teradata common stock.

Because they joined the board on January 27, 2015, the board exercised its discretion and awarded Ms. Bacus and Mr. Gianoni mid-year equity grants on February 24, 2015. Ms. Bacus and Mr. Gianoni each received a mid-year equity grant of RSUs with a total dollar value of $62,500.

Benefits

We do not provide any retirement or other benefit programs for our directors. However, directors were permitted to have their spouses or immediate family members accompany them on our aircraft when traveling on approved business trips, which occurred on two occasions in 2015, and Mr. Koehler was permitted to use the corporate aircraft for personal use. As of 2016, this benefit will no longer be available.

2015 Director Compensation Table

The following table provides information on compensation paid to our non-employee directors in 2015.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
James M. Ringler, Chairman	—	400,474	—	400,474
Lisa R. Bacus	—	300,493	—	300,493
Edward P. Boykin	—	305,474	—	305,474
Nancy E. Cooper	55,000	250,418	—	305,418
Cary T. Fu	55,000	250,418	—	305,418
Michael P. Gianoni	50,000	250,418	—	300,418
David E. Kepler	55,000	250,418	—	305,418
Victor L. Lund	75,000	250,418	—	325,418
John G. Schwarz	65,000	250,418	—	315,418
William S. Stavropoulos	—	310,455	—	310,455

(1)	Represents the annual cash retainers earned for 2015. Mr. Boykin elected to receive his cash retainer in deferred shares payable as described in footnote 2 below. Ms. Bacus and Messrs. Ringler and Stavropoulos elected to receive their cash retainers in current shares. These deferred and current shares are reported in the “Stock Awards” column.

(2)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, of RSU awards, deferred shares (also referred to as “phantom shares”) paid in lieu of cash annual retainers, and current shares paid in lieu of the cash annual retainers, in each case in 2015. See Note 5 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (our “2015 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The grant date fair value of the annual award for the 2015-2016 board year is $250,418.

The number of RSUs outstanding as of December 31, 2015, for each of the non-employee directors is Mr. Ringler, 40,244; Ms. Bacus, 3,602; Mr. Boykin, 70,183; Ms. Cooper, 5,794; Mr. Fu, 20,465; Mr. Gianoni, 3,602; Mr. Kepler, 11,171; Mr. Lund, 45,241; Mr. Schwarz, 23,222; and Mr. Stavropoulos, 19,619.

(3)	There were no options granted to the non-employee directors for the 2015-2016 board year. The number of shares underlying each option award outstanding as of December 31, 2015 for each of the non-employee directors is as follows: Mr. Ringler, 42,161; Ms. Bacus, 0; Mr. Boykin, 38,388; Ms. Cooper, 18,642; Mr. Fu, 29,312; Mr. Gianoni, 0; Mr. Kepler, 13,206; Mr. Lund, 0; Mr. Schwarz, 9,423; and Mr. Stavropoulos, 23,954.

Director Stock Ownership Guidelines

Under the board’s Corporate Governance Guidelines, each director should hold stock valued at no less than ten times the amount of the annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, should be taken into account. However, for this purpose, the board does not believe it appropriate to include stock options granted to directors by the Company. All of our directors are in compliance with these ownership guidelines.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Board Compensation and Human Resource Committee Report on Executive Compensation” and the “Board Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

BOARD COMPENSATION AND HUMAN RESOURCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Dated: February 22, 2016

The Compensation and Human Resource Committee:

John G. Schwarz, Chair

Lisa R. Bacus, Member

James M. Ringler, Member

William S. Stavropoulos, Member

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (this “CD&A”) describes our executive compensation program for 2015 and the business goals and strategic objectives that drive the design of our program. Our Compensation and Human Resource Committee (the “Committee”) is responsible for reviewing this program and approving the compensation arrangements for our executive officers, including our named executive officers. For 2015, our named executive officers were.

Name	Title
Michael Koehler	President and Chief Executive Officer
Stephen Scheppmann	EVP and Chief Financial Officer
Robert Fair	Chief Operating Officer
Dan Harrington	EVP, International Region and Global Services
Laura Nyquist	General Counsel and Secretary
Saundra Davis	Chief Human Resource Officer
Hermann Wimmer	Former Co-President

Section 1: Business Overview and Program Highlights

2015 Company Overview

Teradata is going through a time of tremendous change and our Board of Directors and management team are working diligently to transform the Company to improve short-term performance and position Teradata for long-term success:

•

Following disappointing 2014 financial results, we started 2015 by announcing the formation of two distinct operating divisions — Teradata Data and Analytics (“TDA”) and Teradata Marketing Applications (“TMA”) — to be run as fully integrated global businesses focused on growing market reach and investing to address broader market opportunities.

•

Despite these actions, during the course of the year, we continued to face broader market challenges in each of these businesses. Specifically with respect to our core TDA business, although the Company competes in a large and attractive data analytics market where we are viewed a global leader, Teradata and many industry peers are facing revenue and earnings-per-share headwinds as the market shifts toward customer buying decisions by business users of the technologies and growth of non-traditional technologies, including cloud and lower-cost alternative architectures. Likewise, the TMA business is challenged by an intensely competitive market environment requiring significant technology and operational investments to achieve profitable growth.

•

These market challenges were discussed with investors throughout 2015, particularly as quarterly results were announced, and many actions were taken to enhance shareholder value and address these trends. For example, during 2015, we returned approximately $647 million to our stockholders as we purchased approximately 19 million shares of Teradata stock.

•

In the fourth quarter of 2015, our board also decided to take a number of bold actions intended to benefit the Company in the short and long term, including developing a comprehensive business transformation plan, exiting the TMA business, and implementing a significant cost reduction plan expected to reduce operating costs by $180 million (inclusive of exiting the TMA business).

•

For the full-year 2015, Teradata had a net loss of $(214) million and total revenues of approximately $2.5 billion, of which approximately 92% was derived from TDA and 8% from TMA. This loss included $478 million of goodwill and acquired intangible asset impairment charges that were made in the fourth quarter in connection with the planned exit of the TMA business.

•

The business transformation plan announced by the Board of Directors is designed to build on our strengths in high-performance data analytics and consulting services by focusing on four key revenue generating areas:

1.	Core on-premises data warehouse solutions: we plan to make it easier to buy, expand, and seamlessly upgrade data warehouses through subscription pricing options, software-only offerings, and innovation;

2.	Cloud offerings: our goal is to expand our data warehouse market opportunity to a broader potential customer market with managed and public cloud solutions;

3.	Analytical ecosystem: working as a trusted advisor for our customers, we will architect, connect, and manage customers’ complex analytical ecosystem with software and services; and

4.	Analytic solutions: we plan to focus on replicable analytic solutions that include packaged business use cases, repeatable service offers, and build on our intellectual property investments.

•

Another central and critical element of our transformation plan is to align our go-to-market approach with these revenue generating focus areas so that we can create a more diversified, stable and predictable revenue stream.

•

The Company has already benefited from some of these actions that were started during 2015. For example, during the year, we increased our research and development expense by double-digits versus the prior year by investing in emerging technologies such as our cloud offerings, which will begin to be rolled out in the first quarter of 2016. Simultaneously, we rationalized our selling, general and administrative expense for the year so that our overall operating expenses, including increased research and development expense, saw only a minimal increase for the year. We also saw growth in key strategic areas such as big data solutions and consulting services on a constant currency basis.

Key Highlights of Executive Compensation Program

In conjunction with these important strategic changes and the development of our long-term business transformation plan, our management team’s roles and responsibilities shifted, and our executive compensation program evolved to balance the Company’s business goals with shareholder interests while maintaining a strong pay-for-performance alignment:

•

When we established the separate TMA and TDA operating divisions at the beginning of the year, Bob Fair (who had previously served as Chief Marketing and Information Officer) and Hermann Wimmer (who was previously the President of Teradata’s International Region) were each appointed as Co-Presidents of the Company with responsibility for leading the TMA and TDA businesses, respectively. Mr. Fair also continued to be responsible for Teradata’s corporate strategy and marketing as well as information technology.

•

In mid-year, Dan Harrington added the International Region to his TDA responsibilities which also includes Global Services. Also, for the first time since our spinoff in 2007, two executive officers resigned to work for other publicly-traded technology companies: the head of Teradata Labs and the President of the Americas Region for TDA. These departures highlighted the need to enhance retention incentives for our management team to ensure continuity of management during our business transformation.

•

In connection with the promotions for Mr. Fair, Mr. Wimmer and Mr. Harrington, the Committee increased their base salaries and annual and long-term equity incentive opportunities to align them with the median competitive market levels for their expanded roles based on our peer group (excluding the four largest peer companies). These changes were also intended to maintain stability and effective leadership during a time of transition. It was critical to preserve continuity in the existing management team, as any unplanned departures of senior management could jeopardize the successful execution of our strategy. These compensation changes are described in more detail under the heading “2015 Compensation Decisions”.

•

In connection with last year’s annual stockholders’ meeting, we reached out to our largest stockholders to solicit their views on our executive compensation program. Upon consideration of investor feedback, the Committee made a number of important changes to the design of the program this year to enhance its performance-oriented structure. Our stockholder engagement efforts, along with the related changes to our compensation program are described in more detail below under the heading “Stockholder Engagement”. Following are a few highlights of the design changes to our executive compensation program:

Design changes to executive compensation program
We increased the percentage of the long-term incentive opportunity allocated to performance-based equity awards from 33.3% to 50%.
We decreased the percentage of the long-term incentive opportunity allocated to stock options from 33.3% to 20%.
We included a 3-year performance period for one-half of the performance-based equity awards.
We added relative total shareholder return as a key performance metric for the 3-year performance-based equity awards.
We eliminated the use of strategic, non-financial performance measures from the long-term equity awards.
We refined our compensation peer group and eliminated a large peer from that group.

•

In light of the decision to exit the TMA business and transition to a single business model focused on our core data warehouse business, on December 1, 2015, the board dissolved the Co-President structure and eliminated the positions held by Mr. Fair and Mr. Wimmer. Mr. Fair was appointed the Company’s Chief Operating Officer with responsibility for completing the successful sale of the TMA business and overseeing our cost reduction efforts, in addition to the other corporate responsibilities mentioned above. At that time, Mr. Fair’s long-term equity award value was increased to reflect the median market level of his new position and to include a one-time retention component to provide stability and an enhanced focus on execution of business goals during the Company’s business transformation. Because there were no comparable officer positions available for Mr. Wimmer under the new single business model, he ceased to serve as an executive officer of the Company at that time. These compensation changes are described in more detail under the heading “2015 Compensation Decisions”.

•

As described in more detail under the heading “Pay-For-Performance Commitment”, we maintain a compensation program that is closely aligned with Company performance. Consistent with this pay-for-performance alignment, the Company’s 2015 annual and long-term incentives for our named executive officers paid out far below target levels — at 32% and 10%, respectively. As a result, the average actual realizable pay (as defined below) for our named executives in 2015 was only a little more than one half (56%) of their total target opportunity.

We remain committed to an executive compensation program that aligns executive pay with Teradata’s performance and reflects the interests of our stockholders. The Committee will continue to review and refine our executive compensation program to ensure that it meets the changing needs of the Company during our business transformation, while continuing to reflect our commitment to pay for performance.

Stockholder Engagement

Stockholder engagement is an important part of our business practices, and we greatly value the input we receive from our stockholders. We are in frequent communication with stockholders on a variety of matters, including operations, corporate governance practices and executive compensation.

At our 2015 Annual Meeting of Stockholders, the advisory vote on our executive compensation program (the “say-on-pay” vote) received the support of 61.8% of shares represented by person or proxy. The 2015 say-on-pay vote represented a significant decrease in the level of stockholder support for our executive compensation program from prior levels. In each of the four preceding years, our say-on-pay proposal had received the support of over 90% of shares represented by person or proxy.

Therefore, in 2015 — both as a part of the proxy solicitation process and following our 2015 annual meeting — we solicited input from our largest 25 institutional investors, representing approximately 69% of our outstanding shares, regarding our executive compensation program. Our outreach team included Teradata Investor Relations, members of Teradata management and, when requested, the independent Chair of the Committee. We conducted conference calls with those investors who responded to our outreach efforts (and others who reached out to us) to understand their views regarding our executive compensation program (and other topics of interest to those investors) and respond to questions.

Although there were no specific comments regarding the pay levels for our named executive officers, we did receive several comments regarding the structure of our annual and long-term incentive program design, as well as a comment regarding the structure of our peer group. Teradata management presented the results of our stockholder engagement efforts regarding executive compensation to the Committee. The Committee then evaluated the feedback received from our investors, as well as proxy advisory firms and, with the assistance of the Committee’s independent compensation consultant, reviewed the compensation practices of our peer group. After considering the results of our 2015 say-on-pay vote and taking all these factors together, the Committee weighed the various possible actions to determine the best response to the common themes that arose from our stockholder engagement efforts.

The following table provides a summary of common themes expressed by our top investors regarding our executive compensation program and the Committee’s response to stockholder concerns.

Stockholder Feedback		Committee Response
Weighting of Performance-Based Equity	Prefer that a larger portion of long-term incentive value be allocated to performance-based equity awards	Effective for our 2015-16 long-term incentive award program, the Committee increased the percentage of long-term incentives allocated to performance-based restricted share units from 33.3% to 50%, while reducing the allocation to stock options (from 33.3% to 20%) and service-based restricted share units (from 33.3% to 30%).
Performance Periods	Prefer that performance-based equity incentive awards have a performance period longer than one year	The Committee increased the performance period applicable to 50% of our performance-based restricted share units from one year to three years.
Performance Measures	Prefer that mix of long-term incentive awards include a relative performance measure	One-half of the performance-based restricted share units granted as part of our 2015-16 long-term incentive program will be earned based on Teradata’s total shareholder return (“TSR”) over a 3-year performance period relative to the other companies in the S&P 1500 Technology Index.
Annual Incentive Program	Prefer greater transparency in disclosure of the strategic objectives and measures used in incentive compensation arrangements

In this proxy statement, we have enhanced our disclosures regarding the pre-established strategic objectives for the annual incentive program and the pre-established strategic measures for the 2014-15 performance-based restricted share units.

The Committee also eliminated the use of strategic non-financial measures from the performance-based restricted share units granted as part of our 2015-16 long-term incentive program.

Peer Group	Prefer that EMC Corporation not be included in Teradata’s executive compensation peer group, because of its relatively large size (by revenue)	In addition to other minor peer group changes, the Committee removed EMC Corporation from Teradata’s executive compensation peer group.

We will continue to engage with our stockholders on variety of matters, including executive compensation. The Committee will continue to take into account feedback received from our stockholders in evaluating and structuring our executive compensation program.

Pay-For-Performance Commitment

The Committee has designed the compensation program for our named executive officers to be closely aligned with Company performance. Our core compensation program consists of base salary, annual incentives and long-term incentives (performance-based restricted share units, service-based restricted share units and stock options). As illustrated below, in 2015, approximately 67% of the target total direct compensation for our CEO, and 62% for the other named executive officers, was performance-based.

As demonstrated below, executive pay is strongly aligned to performance. For the last three fiscal years, Teradata has not met the financial performance objectives of its compensation plans, and as a result:

1.      Little to No Performance-Based Restricted Share Units Were Earned for the Last Three Years. Because we did not achieve our threshold financial goals (based on GAAP revenue and non-GAAP earnings per share) for 2013, 2014 or 2015, none of the annual performance-based restricted share unit awards for those years were earned by our named executive officers based on financial results. Our 2015-16 performance-based restricted share unit awards also included non-financial, strategic measures, and our named executive officers earned a small portion (10% of target) of those awards based on the partial achievement of those strategic measures.

2.      No Payout is Expected for the Special 2016 Performance-Based Restricted Share Units. In 2012, the Committee approved a one-time special 2016 performance-based restricted share unit award, which was allocated: (i) 70% to the achievement of certain challenging or “stretch” GAAP revenue and non-GAAP earnings per share targets in 2016, and (ii) 30% to a subjective assessment of performance for the period through 2016. As reported, we do not expect any of the special 2016 performance-based restricted share units to become payable, because achievement of the threshold performance goals for these long-term awards is not reasonably probable at this time. Thus, no compensation expense was recorded for these awards in 2014 or 2015.

3.      Stock Options Granted in the Last Five Years Have Not Generated Any Value to Recipients. As of December 31, 2015, the stock options granted to our named executive officers during the last five years (2011 through 2015) were underwater, meaning that the exercise price per share exceeded the closing price of our common stock on that date.

4.      Annual Incentives Have Paid Out Less than 40% of Target for the Last Three Years. For the last three completed fiscal years, the annual incentives earned by our named executive officers have been substantially below the target opportunity level. For 2015, 2014 and 2013, annual incentives were only earned at 32%, 31.5% and 37.5% of the 100% target incentive opportunity, respectively.

5. No Pay Increases for Chief Executive Officer for the Last Three Years. Our CEO has received the same base salary and annual bonus incentive opportunity since 2013.

The chart below compares the target total direct compensation (base salary, annual incentive and long-term incentives, at target levels) of our CEO over the last five completed fiscal years with his actual realizable pay for the same period. Our CEO’s target total direct compensation was established at approximately the median of our executive compensation peer group. However, as shown below, his actual realizable pay was substantially below the target levels.

*	For purposes of the above chart, actual realizable pay is defined as the sum of (1) base salary and annual incentive earned during the period, (2) the value of service-based restricted share units granted during the period, (3) the value of performance-based restricted share units earned during the period based on actual performance, and (4) the intrinsic value (i.e., the excess of our year-end stock price over the exercise price) of stock options granted during the period. Realizable pay equity award values are based on our closing stock price on December 31, 2015, except that no amount is shown for the special 2016 (4-year) performance-based restricted share units, because it is not reasonably probable that the threshold performance objectives for those awards will be achieved.

2015 Compensation Decisions

The 2015 total direct compensation levels for our named executive officers were determined by the Committee as follows:

Element	2015 Decisions – Total Direct Compensation Levels
Base Salary

•      The Committee did not increase the base salary of our CEO.

•      In early 2015, the Company underwent an organizational restructuring and appointed Mr. Fair and Mr. Wimmer as Co-Presidents with responsibility for each of Teradata’s newly-formed TMA and TDA operating divisions. In connection with this restructuring, Mr. Fair and Mr. Wimmer each assumed significantly expanded responsibilities and received an increase in base salary to $550,000 based on competitive market data for their new roles.

•      As the Company has undergone a transition during 2015, Mr. Harrington has assumed new responsibilities, including acting as head of the International Region for the TDA division. In light of his expanded role, Mr. Harrington received a 10% increase in base salary in line with market median level for his new role.

•      In connection with an annual competitive market review, the Committee also authorized modest base salary increases of approximately 2% for Mr. Scheppmann and Ms. Nyquist (consistent with our general employee merit pool guidelines), and a base salary increase of 5% for Ms. Davis (consistent with our general merit pool guidelines and to bring her salary closer to market median level).

Annual Bonus

•      The Committee did not increase the target annual incentive opportunity of our CEO.

•      In light of the expansion of their responsibilities resulting from the restructuring described above, Mr. Fair and Mr. Wimmer each received an increase in his 2015 target annual incentive opportunity to 110% (from 100%).

•      The Committee did not increase target annual incentive opportunities for the remaining named executive officers in connection with an annual competitive market review.

Long-Term Incentives

•      The Committee did not increase the grant level value of our CEO for the 2015-2016 long-term incentive award.

•      In connection with an annual competitive market review, the Committee increased the targeted grant value of long-term incentive awards to our other named executives to amounts representing roughly the median of market levels (excluding the four largest peer companies).

•      Mr. Scheppmann’s long-term award value was increased to $1,800,000 (from $1,400,000), Mr. Harrington’s long-term award value was increased to $2,100,000 (from $1,800,000), Ms. Nyquist’s long-term award value was increased to $800,000 (from $750,000), and Ms. Davis’s long-term award value was increased to $650,000 (from $550,000).

•      Mr. Fair’s long-term award value for 2015-16 was increased to $3,000,000 (from $1,800,000), which included a market-based increase of $750,000 and a one-time retention grant of service-based restricted share units with a value of $450,000 to stress the value and importance of his continued service to the future success of the Company and to provide senior management stability during a time of transition.

•      Early in the year, in connection with the expansion of their responsibilities as Co- Presidents, the Committee approved a one-time grant of service-based restricted share units to Mr. Fair and Mr. Wimmer, each with a value of $750,000. These awards vest in equal installments over a 3-year period. In connection with this management restructuring, the Committee approved a one-time retention grant of service-based restricted share units to Mr. Harrington with a value of $1,000,000. This award cliff vests on the third anniversary of the date of grant and was designed to, among other things, address increased retention concerns due to the need for senior management stability during the Company’s transition period. For more information about the business reasons for these one-time retention grants, please refer to the heading “Off- Cycle Grants” in Section 3 of this Compensation Discussion and Analysis.

Section 2: Compensation Philosophy, Policies and Practices

Our executive compensation program is designed to achieve the Company’s goal of attracting, retaining and developing global business leaders with proven capabilities to drive financial and strategic growth, while also delivering long-term stockholder value. We focus on providing compensation opportunities that are aligned with our stockholders’ interests, promote sound governance practices, and deliver pay-for-performance. The Committee has also implemented policies and practices to reduce compensation risks and align compensation with industry norms.

What We Do

✓       Establish Competitive Compensation Levels. We target the total direct compensation for our named executive officers at levels that are competitive in the high–technology industry — within a range of 10% above or below the median target level for our peer group. We also strive to maintain internal pay equity among our executives in order to retain, motivate and, as necessary, attract executive talent.

✓       Maintain a “Double Trigger”. Our “change in control” arrangements provide benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control.

✓       Minimize Compensation Risks. We periodically review our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk taking by our employees. Potential incentive payouts are capped and we retain discretion to adjust payouts based on the quality of Company and individual performance and adherence to our ethics and compliance programs.

✓       Impose Robust Stock Ownership Guidelines. Our stock ownership guidelines require our executives to achieve robust ownership requirements, ranging from 115,000 to 15,000 shares (excluding options and unvested performance share units) for our CEO and other named executive officers, respectively. In connection with the organizational restructuring described above, our stock ownership guidelines were modified to set the minimum ownership requirement for the Chief Operating Officer at 70,000 shares. These guidelines encourage our executives to maintain a meaningful equity interest in the Company and a shared commitment to value creation, while satisfying their needs for portfolio diversification. Each named executive officer has exceeded his or her required ownership level.

✓       Equity Holding Requirements. Our executives are required to hold 100% of the shares, net of taxes, received upon the exercise of stock options or payout of restricted share units until the minimum stock ownership guidelines are satisfied.

✓        Maintain a “Clawback” and “Harmful Activity” Policy. We maintain a Compensation Recovery Policy (commonly referred to as a clawback policy), which generally provides that the Company may recover cash and equity-based compensation if payout or vesting was based on financial results that were subsequently restated. The policy supports the accuracy of our financial statements and helps to align the interests of our executive officers with those of our stockholders. We also retain the right to cancel outstanding equity awards and recover realized gains if executives engage in certain “harmful activity,” such as violating a non-competition or non-solicitation covenant.

What We Do

✓       Retain an Independent Compensation Consultant. The Committee retains an independent consultant to assist in developing and reviewing our executive compensation strategy and to confirm that the design and pay levels of our compensation programs are consistent with market practices.

✓       Consider the Impact of Tax and Accounting Rules. The Committee takes into account the effect of tax and accounting rules in structuring our executive compensation program. For example, annual incentive awards paid under our Management Incentive Plan and stock options and performance-based restricted share units granted in 2015 generally were intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and thus generally were intended to be fully deductible for federal income tax purposes. However, the Committee has not adopted a policy that requires all compensation to be deductible because we want to preserve the ability to provide cash or equity compensation to an executive that is not deductible under Section 162(m) if we believe that it is in our stockholders’ best interests.

✓       Review Share Utilization. We regularly review overhang levels (the dilutive impact of equity awards on our stockholders) and burn rates (the aggregate shares awarded as a percentage of total outstanding shares), and our average burn rate for the last three completed fiscal years is below industry norms.

What We Don’t Do

×        No Excise Tax Gross-Ups. Our management is not entitled to receive any “gross up” payments related to excise taxes that may be imposed in connection with golden parachute arrangements under the Company’s change in control severance plan.

×        No Hedging or Pledging of Company Stock. Our insider trading policy restricts our employees, officers and directors from engaging in hedging transactions involving Teradata stock or from pledging Teradata securities.

×        No “Timing” of Equity Grants. We maintain a disciplined equity approval policy. We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates. Under our equity grant approval policy, we generally grant annual equity awards at the regular meeting of the Committee that occurs during the period beginning on the later of (i) two days after we announce our third quarter results or (ii) the date we file our third quarter report on Form 10-Q, and ending on December 15.

Section 3: Core Compensation Program

The following is a brief summary of each element of our core compensation program for our named executive officers as of December 31, 2015.

Base Salary

We provide a base salary to retain and, as necessary, attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee on a competitive basis each year to ensure they are appropriate and consistent with market median levels (excluding the four largest peer companies). In 2015, the Committee made the following adjustments to base salary in light of an annual competitive market review and, in the case of Messrs. Fair, Harrington and Wimmer, in the context of organizational restructuring described in Section 1 above. The salary increases for Mr. Scheppmann and Ms. Nyquist were consistent with the merit pool guidelines applied to the general employee population.

Name	2014 Base Salary	2015 Base Salary	% Increase
Michael Koehler	$800,000	$800,000	0.00%
Stephen Scheppmann	$470,000	$479,400	2.00%
Robert Fair	$410,000	$550,000	34.15%
Dan Harrington	$410,000	$460,000	12.20%
Laura Nyquist	$336,350	$343,077	2.11%
Saundra Davis	$268,852	$282,295	5.00%
Hermann Wimmer(1)	$491,097	$550,000	11.99%
(1)	Mr. Wimmer’s base salary was converted to $US at an exchange rate of €1 = 1.321767 in 2014 and €1 = 1.13035 in 2015.

Annual Bonus Awards

All of our named executive officers participate in our annual bonus program. Each named executive officer’s annual incentive opportunity (as a percentage of base salary) remained the same for 2015, with the exception of Mr. Fair and Mr. Wimmer, who each received an increase of 10% in connection with his promotion to the respective Co-President role described in Section 1 above.

Name	Opportunity (as % of base salary)
Michael Koehler	125%
Stephen Scheppmann	100%
Robert Fair	110%
Dan Harrington	100%
Laura Nyquist	65%
Saundra Davis	65%
Hermann Wimmer	110%

Total payouts under the annual bonus program are determined by the weighted measure of three different components: (i) revenue, based on generally accepted accounting principles (“GAAP”); (ii) operating income, as reported in the Company’s 2015 earnings release (i.e., excluding stock-based compensation expenses and other special items); and (iii) strategic objectives. No single component is given disproportionate weight and each has a specific business objective.

When establishing the performance objectives under our 2015 annual bonus program in February 2015, the Committee identified a number of important strategic initiatives that were a priority to accomplish in 2015. In considering the importance of these initiatives to the long-term success of the Company, the Committee decided to weight the revenue and non-GAAP operating income measures at 30% each (a decrease from 35% each in 2014) and the strategic objectives at 40% (an increase from 30% in 2014).

The Committee believed that this allocation appropriately stressed the importance of achieving certain key strategic objectives and investments initiatives that were critical to building the foundation for our business transformation strategy, but that might not be reflected appropriately in the short-term financial results. For example, as discussed in Section 1 above, certain of our strategic objectives were related to achieving new technology milestones; however, investments in research and development can negatively impact short-term profitability. Other strategic objectives were intended to position the Company for growth in future years, but were expected to pressure our 2015 financial results, including our goal to increase subscription contract commitments.

Measure	Weight	Business Objective
Revenue	30%	Reward our executives for achievement of revenue objectives
Non-GAAP Operating Income	30%	Incent our executives to deliver attractive contribution margins and stockholder value
Strategic Objectives	40%	Motivate our executives to focus on the advancement of strategic objectives to position the Company for future growth (see below)

GAAP Revenue and Non-GAAP Operating Income

The Committee established targets for GAAP revenue and non-GAAP operating income in February 2015. The following chart sets forth the GAAP revenue and non-GAAP operating income targets for 2015 and related achievement levels. The Committee established the 2015 targets below 2014 actual levels to reflect (i) the challenging market environment and trends described above in Section 1, and (ii) the guidance we gave to investors and analysts at the beginning of the year with respect to anticipated results in 2015. We did not achieve our threshold levels for the 2015 financial measures, and therefore our named executive officers did not receive any payout with respect to those goals.

Financial Measure (in millions) (60% of total weighting for payout)	0% (Threshold)(1)	100% (Target)	200% (Maximum)	Actual Performance		Achievement Level
GAAP Revenue	$2,630	$2,752	$3,072	$2,553	(2)	0%
Non-GAAP Operating Income	$510	$546	$652	$409		0%
(1)	No payout can be earned for either financial measure if the threshold level of operating income is not achieved.
(2)	2015 revenue results have been adjusted to exclude the negative impact of foreign currency exchange rates.

Please see the discussion under the heading “Determination of Performance” on page 51 for a more detailed description of the financial measures and the calculation of actual performance results after a minor pre-approved adjustment.

Strategic Objectives

As described above, 40% of each named executive officer’s 2015 annual bonus opportunity was allocated to the achievement of pre-established strategic objectives to further our long-term strategy and position the Company for future success. The payout level for this portion of the bonus program was based on the Committee’s subjective assessment of overall performance relative to a mix of pre-established strategic performance criteria, as illustrated below:

Objectives	Strategic Performance Criteria	Results
Grow Data Warehouse and Big Data (Analytics) Market Share	• Advancing long-term technology strategy and investments	Successfully achieved key technology milestones including Teradata database and big data appliance releases.

	• Adding new accounts	Exceeded new account objectives for big data customers but fell short with respect to data warehouse new account target.

	• Maintaining our status as a market leader and as a trusted advisor for all data	Continued to be recognized market leader for data warehouse and data management solutions for analytics by Gartner Group and for in-memory database platform offerings by Forrester Research, Inc.

	• Managing sales territories to optimize long-term growth	Optimized hundreds of data analytics sales territories in connection with new go-to-market strategy.
Grow Marketing Application Market Share	• Advancing long-term technology strategy and investments	Successfully improved upgradeability and customization features and expanded features and capabilities in key offerings.

	• Maintaining our status as a market leader for marketing applications	Continued to be recognized as a leader in real-time interaction management by Forrester Research and as market leader in multichannel campaign management and marketing resource management by Gartner Group.

	• Achieving high subscription renewal rate and growth in annual recurring revenues	Missed recurring revenue renewal and growth rate objectives.

	• Adding new accounts	Generally did not meet new marketing application account targets although exceeded objectives with respect to campaign management marketing wins.
Improve Operational Excellence	• Maintaining our excellent product delivery and quality metrics	Generally exceeded targets with respect to system availability, cloud infrastructure and security standards, and other operational goals.

	• Reaching expense and product cost efficiencies	Exceeded cost erosion objectives but fell short of expense goals

	• Maintaining our leadership position as an ethical company	Continued recognition for having a world-class ethics and compliance program.

Payouts of Annual Bonuses

Each named executive officer was entitled to a payout under the annual bonus program equal to 32% of his or her target annual incentive opportunity, which reflected a 0% achievement level for the financial measures and an 80% achievement level for the pre-established strategic criteria, based on the Committee’s subjective assessment of performance relative to those criteria. The amount of the 2015 annual bonus payments is set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement on page 56.

For more information on the 2015 annual bonus program for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 60 of this proxy statement.

Long-Term Incentives (Equity Awards)

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three to four years. This structure is intended to enhance our retention incentives and focus our executives on delivering sustainable performance over the longer-term.

Annual Grants (2015-2016)

On December 1, 2015, the Committee established the 2015-2016 long-term incentive opportunities for our named executive officers as part of our annual grant cycle. When establishing these levels, the Committee considered a number of factors, including our goals of setting long-term incentive opportunities at more competitive levels, increasing the retentive nature of the incentive program and appropriately managing our dilution and run rate levels. Moreover, before finalizing long-term incentive award opportunities, the Committee assessed each named executive officer’s general performance during the year, as well as his or her relative roles and responsibilities within the Company, along with internal equity considerations. After reviewing these factors, the Committee allocated a greater percentage of total direct compensation to long-term incentives and established the named executive officers’ target long-term incentive award levels as follows:

	Long-Term Incentive Award Value
Name	2015	2014
Michael Koehler	$6,000,000	$6,000,000
Stephen Scheppmann	$1,800,000	$1,400,000
Robert Fair(1)	$3,000,000	$1,800,000
Dan Harrington	$2,100,000	$1,800,000
Laura Nyquist	$800,000	$750,000
Saundra Davis	$650,000	$550,000
Hermann Wimmer(2)	$0	$1,800,000
(1)	The increase in Mr. Fair’s long-term incentive award value includes both a market-based increase of $750,000 and a one-time component of $450,000 as described above.
(2)	Mr. Wimmer did not receive a long-term incentive award for 2015-2016 because his position of Co-President was eliminated as of December 1, 2015.

As part of the annual grant cycle, the Committee uses three equity vehicles to deliver the long-term incentive opportunity: (i) performance-based restricted share units, (ii) service-based restricted share units, and (iii) stock options. This mix allows us to balance our goals of managing stock dilution and expense while providing meaningful retention incentives and performance-based compensation.

As described above, the Committee made several changes to our long-term incentive compensation program, in response to feedback from our top investors and proxy advisory firms, along with our assessment of market practices. The following table describes each equity vehicle used in the 2015-16 long-term incentive program, along with its relative weighting and the rationale for its use.

Equity Award and Description and Rationale	Weight
Performance-Based Restricted Share Units	50%

•

Three-Year Relative Total Shareholder Return (TSR). In response to investor feedback and in order to strengthen our focus on the creation of long-term stockholder value, the Committee adopted the use of a 3-year performance period for half of the performance-based restricted share units. The 3-year performance-based restricted share units will be earned based on our TSR relative to the other companies in the S&P 1500 Technology Index for the 3-year period ending December 31, 2018. The payout opportunity ranges from 50% of target for TSR at the 25th percentile, 100% of target for TSR at the 50th percentile, and 200% of target for TSR at or above the 90th percentile.

•     In establishing the threshold and target performance levels, the Committee took into account that, in the last three years, the Company has performed at or below the 25th percentile level of the S&P 1500 Technology Index. As a result, in taking into consideration stockholder interests, the Committee believed that achievement at or above the 50th percentile would represent significant performance improvement, while also representing a realistic, yet challenging, performance goal. In future years, the Committee will re-examine historic performance and the payout structure for such awards.

•     In further alignment with stockholder interests, the Committee also (i) approved a cap on the absolute level of payout that could be earned under these awards, and (ii) capped any payout at median results if absolute TSR were negative (but relative TSR greater than the 25th percentile). Given that the comparator group includes over 200 companies, the Committee believed that a negative TSR that was above the 25th percentile would only occur during a significant technology-wide economic downturn and, in such event, it would be appropriate to motivate executives to perform as well as possible, even if the TSR were negative.

•

One-Year Non-GAAP EPS. The Committee retained the use of a 1-year performance period for the other half of the performance-based restricted share units, because the Committee believes that, during this period of ongoing business transformation, it is important to continue to tie a portion of these awards to the achievement of specified financial performance objectives over a 1-year performance period.

•     Teradata operates in a highly competitive industry that is changing rapidly, and our Company is in the midst of a significant business transformation. We believe that relying exclusively on 3-year performance periods would negatively affect our ability to set goals for our performance-based restricted share unit awards that are appropriately rigorous and aligned with the progress of our ongoing business transformation. Using a 1-year performance period for 25% of the total target long-term incentive opportunity allows the Committee to assess the execution of our business transformation and the impact of ongoing changes and developments in our industry.

Equity Award and Description and Rationale		Weight

•     The 1-year performance-based restricted share units will be earned based on the extent to which a non-GAAP earnings per share financial goal is achieved for fiscal 2016. The non-financial strategic measures used in the prior year grants were removed. The payout opportunity ranges from 25% to 200% of the units subject to the award; although, consistent with our pay-for-performance culture, no payout for financial goals can be earned if performance is below the threshold level for 2016.

•     The number of performance-based restricted share units earned will be adjusted to factor out the effect of any share repurchases below or in excess of the 2016 plan level and to eliminate the positive or negative impact of any significant foreign currency exchange rate fluctuations.

•     In order to mitigate the risk of using annual performance goals under our equity program, the units earned, if any, vest one third on the date the Committee certifies performance results, one third on the first anniversary of the certification date, and the remaining third on the second anniversary of the certification date. This vesting schedule helps to focus our executives on generating earnings per share results that translate into sustained, long-term stockholGAAP Revenue and Non-GAAP Operating Income der value.

Service-Based Restricted Share Units		30%

•	Retention. The service-based restricted share units provide our named executive officers with the opportunity to receive shares of our common stock if they remain employed by us. The service-based restricted share units are intended to help retain our executives and maintain a focus on future and continued success. The vesting schedule of service-based restricted share units is a 3-year graded schedule which is in alignment with peer practices.

Stock Options		20%

•	Alignment with Stockholder Interests. All stock options were granted with an exercise price equal to the fair market value of the shares on the date of grant. Stock options align the interests of executives with those of stockholders because the value of stock options only increases when stock price increases. This rewards sound business decisions that lead to improved long-term performance. In addition, a significant percentage of our institutional shareholders contacted during our engagement efforts favored retaining stock options as a meaningful portion of our long-term incentive program.

•	Long-Term Horizon. Stock options vest over a 4-year period in order to enhance our retention incentives and encourage focus on longer-term performance.

For more information on the 2015-2016 long-term incentive awards for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 60 of this proxy statement.

Payout of 2014-15 Performance-Based Restricted Share Units

In December 2014, as part of our annual grant cycle, we granted performance-based restricted share units to our named executive officers, providing them with the opportunity to be credited with a number of units based on the extent to which a non-GAAP earnings per share goal (70% of award) and certain strategic measures (30% of award) were achieved. The payout opportunity ranged from 25% to 200% of the units subject to the award; although, consistent with our pay-for-performance culture, no payout for financial goals could have been earned if performance was below the threshold level. Based on actual performance results, none of the named executive officers earned a payout for the 70% of his or her target 2015 performance-based restricted share unit award that was allocated to the non-GAAP earnings per share goal, because the threshold level of non-GAAP earnings per share was not achieved.

The following chart sets forth the non-GAAP earnings per share targets for the 2014-15 performance-based restricted share units and related achievement levels. These targets were set in February 2015.

Performance Goal	25% (Threshold)	50%	100% (Target)	200% (Maximum)	Actual Performance		Achievement Level
Financial Measure (70% Weighting) Non-GAAP Earnings per Share	$2.49	$2.54	$2.67	$3.20	$2.01	(1)	0%
(1)	2015 earnings per share results have been adjusted to eliminate the effect of stock repurchases above the 2015 plan level approved by the Board of Directors in February 2015.

Please see the discussion under the heading “Determination of Performance” in Section 5 of this CD&A for a more detailed description of the financial measures and the calculation of actual performance results after pre-approved adjustments.

As described above, 30% of the payout opportunity for the 2014-15 performance-based restricted share units was based on the extent to which we accomplish certain pre-established strategic measures that were the foundation for our business transformation. The strategic measures could not result in a payout over 100% of target unless GAAP revenue for 2015 (as adjusted for foreign currency fluctuations) exceeded $2,603,557,813 (2014 GAAP revenue, adjusted using January 2015 rates). The following table summarizes the pre-established strategic measures for the 2014-15 performance-based restricted share units and the Committee’s assessment of performance relative to those measures.

Strategic Measures	Target	Results
Increase # of New Account Sales Wins • Increase analytic infrastructure new account wins, over prior 3-year average • Grow cloud analytic infrastructure customer base • Increase number of marketing applications new customers, year over year	15%	-3 -5 150 -8	% % % %
Grow % of Annual Recurring Sales Revenue	6%	4	%(1)
Grow % of Big Data Sales Revenue	80%	51%
(1)	The growth in annual recurring sales revenue reflects results as adjusted to exclude the negative impact of foreign currency exchange rates.

Based upon the performance results described above, the Committee determined that each named executive officer was entitled to a payout of his or her 2014-15 performance-based restricted share units equal to 10% of the target opportunity, which reflected a 0% achievement level for the financial measure and a 33% achievement level for the pre-established strategic measures. In reaching its decision with respect to the strategic measures, the Committee found that, while the significant majority of the measures were not met, management achieved some degree of success in key areas, such as growing the customer base for our cloud offerings and increasing annual recurring and big data sales revenue, which are important drivers for future growth. As noted above, the strategic measures used in the prior year grants were removed for the 2015-16 performance-based restricted share unit awards.

Off-Cycle Grants

Early in 2015, at the time the Company established the TMA and TDA divisions and appointed Mr. Fair and Mr. Wimmer as Co-Presidents of the Company, the Committee approved a one-time grant of service-based restricted share units each with a value of $750,000. These awards vest in equal installments over a 3-year period. In connection with this management restructuring, in June 2015, the Committee also approved a one-time retention grant of service-based restricted share units to Mr. Harrington with a value of $1,000,000. This award cliff vests on the third anniversary of the date of grant.

The Committee believed that these one-time, service-based awards were appropriate for a number of reasons, including:

•	the increased retention concerns due to the uncertainty inherent in the business transformation and leadership transitions discussed above in Section 1;

•	the need for senior management stability and focus on execution during this time of significant change;

•

that unvested equity awards held by these executives had relatively low value and their prior grants of performance-based restricted share units in 2013 and 2014 did not pay out, which negatively impacted their share ownership levels and made them potentially vulnerable to being recruited away from the Company; and

•

that service-based restricted share units, while not the preferred long-term incentive design, would be the most effective at rewarding these executives for their promotion and achieving the retention objectives listed above.

Section 4: Determination of Performance

Our GAAP revenue, non-GAAP operating income and non-GAAP earnings per share goals used in the 2015 annual bonus program and the 2015 performance-based restricted share unit awards tie to our audited financial statements as adjusted and disclosed to investors in our quarterly earnings releases. These results are highly scrutinized by our finance and accounting departments. These non-GAAP results are determined by excluding certain special items, including, among other things: amortization of acquisition-related intangible assets, acquisition transaction and integration expenses, impairment of goodwill, and stock-based compensation expense.

Consistent with prior year actions, the Committee authorized an adjustment to GAAP revenue for purposes of determining achievement of the financial performance goals for the 2015 annual bonus program to exclude the impact of foreign currency exchange rates from pre-established 2015 operating plan rate levels. In addition, in 2015, for the 2015 performance-based restricted share unit awards, the Committee approved an adjustment to non-GAAP earnings per share results to exclude the impact of share repurchases above planned levels and also adjusted the results with respect to the Annual Recurring Sales Revenue strategic objective to exclude the impact of foreign currency exchange rates from pre-established 2015 operating plan rate levels.

Section 5: Compensation Consultant and Peer Group

Compensation Consultant

The Committee directly retains Semler Brossy Consulting Group, LLC (“Semler Brossy”) to assist in developing and reviewing our executive compensation strategy and program. Semler Brossy reports directly to the Committee and serves at the sole discretion of the Committee. It does not perform any other services for the Company other than as an adviser to the Board of Directors on its director compensation program. The Committee assessed the independence of Semler Brossy pursuant to SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Committee.

Semler Brossy has provided information to the Committee about the target market compensation levels, pay mix, and overall design for the components of total direct compensation based on the pay practices of companies in our executive compensation peer group, as established by the Committee, and from a compensation survey described below.

Compensation Peer Group

The Committee examines the Company’s peer group on an annual basis. In order to be included in our compensation peer group, a company generally must meet the following criteria: (i) be software or storage focused with a software component; (ii) have revenues of between one-third to three times our size; (iii) be publicly traded in the United States; (iv) sell predominately to businesses (i.e., business-to-business); and (v) conduct business globally.

Based on these factors, as well as input received during our stockholder outreach efforts, in 2015, the Committee reviewed our compensation peer group and made the following modifications: (i) removed EMC Corporation and Brocade Communications, Inc., and (ii) added Unisys and Cadence Design Systems. Additionally, TIBCO Software Inc. and Informatica Corporation were removed as they are no longer public companies. The current compensation peer group is as follows:

Compensation Peer Group
Adobe Systems Incorporated	Cadence Design Systems	salesforce.com, Inc.
Akamai Technologies, Inc.	NetApp, Inc.	Symantec Corporation
Autodesk, Inc.	Open Text Corporation	Synopsys, Inc.
CA, Inc.	Rackspace Hosting, Inc.	Unisys
Citrix Systems, Inc.	Red Hat, Inc.	VMware, Inc.

The chart below compares our revenue with the revenues of our compensation peer group.

*	Revenue values are based off trailing twelve months revenues as of July 27, 2015, at which time the Committee made its annual compensation peer group determination.

^	For purposes of reviewing the 2015 pay levels of our peers, we conducted additional analysis based on excluding the four largest peer companies by revenue (Symantec Corporation, NetApp, Inc., VMware, Inc., and salesforce.com, Inc.).

Radford Compensation Surveys

Survey information collected from Radford was used in designing the components of long-term incentive compensation and for the core analysis of determining compensation for Ms. Nyquist and Ms. Davis. The Radford survey was used because it is focused on technology companies and technology-specific positions, and all of the companies in our current peer group participated in the survey.

Section 6: Severance and Change in Control Benefits

Agreements with Mr. Koehler and Mr. Wimmer

We do not maintain employment-related agreements with our named executive officers — other than an agreement with our CEO, Mr. Koehler, and certain agreements with our former Co-President, Mr. Wimmer, as described below.

Severance Agreement with Mr. Koehler

Mr. Koehler’s severance agreement was negotiated and approved prior to our spin off from NCR Corporation in 2007. In the event the Company terminates Mr. Koehler’s employment other than for “cause” or if he were to resign for “good reason”, in either case prior to a change in control, he would receive: (i) 150% of the sum of his annual base salary and target annual incentive opportunity; (ii) a pro-rata portion of his annual incentive opportunity; and (iii) medical benefits for a period of eighteen months.

Agreements with Mr. Wimmer

We entered into an employment agreement with Mr. Wimmer in 2013, and the employment agreement was amended effective February 27, 2015 to reflect the expanded scope of Mr. Wimmer’s duties as Co-President of Teradata until that role was eliminated effective December 1, 2015. The employment agreement, as is customary in countries such as Germany, included general references to his executive compensation elements such as base salary, annual bonus, and long-term incentive. In addition, the agreement contained a number of standard provisions for German employees, including those relating to pension benefits and contract termination rights requiring, in Mr. Wimmer’s case, one-year notice prior to a termination without cause.

Following his appointment as Co-President, Mr. Wimmer was required to relocate to Atlanta, Georgia from Germany. In connection with his expatriate assignment to the U.S. as Co-President, the Company agreed to provide Mr. Wimmer with certain relocation and expatriate benefits, consistent with Teradata compensation guidelines for expatriates and with market practices. These relocation and expatriate benefits include the following: (i) one-time moving and relocation benefits for the move to Atlanta, including a cash relocation allowance of $20,000; (ii) during the term of the expatriate assignment, ongoing housing assistance (up to $96,000 per year in housing support and payment of utilities up to $9,600 per year), dependent tuition assistance, a leased automobile (not to exceed $1,470 per month), tax equalization, and home leave assistance; and (iii) one-time moving and relocation benefits for repatriation to Germany at the conclusion of the expatriate assignment, including a $10,000 cash relocation allowance.

In connection with the elimination of Mr. Wimmer’s Co-President position, we have been negotiating the terms of certain arrangements that will apply to his separation from Teradata and its German subsidiary with whom he has an employment agreement, but no final arrangements have been reached. The terms and conditions of any material separation arrangements with Mr. Wimmer, whether as a result of negotiations or judicial action, will be publicly disclosed to stockholders as that information is determined or becomes available.

Change in Control Severance Plan

Each of our named executive officers — other than Mr. Wimmer — participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives

•      Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.

•      Alignment with Market Practices. Based on information provided by Semler Brossy, change in control arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with prevailing market practices.

Severance Provisions

•      Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our named executive officers, which were established by the Committee at the time of the spin off from NCR and are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.

•      No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

More information on our use of severance agreements and the CIC Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section beginning on page 67 of this proxy statement.

Section 7: Tax and Accounting Considerations

In structuring our executive compensation program, the Committee takes into the account the tax and accounting treatment of our executive compensation arrangements. One such consideration is the potential impact of the limitation on Teradata’s federal income tax deduction for certain compensation over $1 million paid to covered employees under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). In cases that it deems appropriate, the Committee may structure our incentive compensation arrangements with the intention that such arrangements will qualify for an exemption from Section 162(m) as performance-based compensation. However, the Committee has not adopted a policy that requires all compensation to be deductible because we want to preserve the ability to provide cash or equity compensation to an executive that is not deductible under Section 162(m) if we believe that it is in our stockholders’ best interests.

For example, annual incentive opportunities granted in 2015 to our named executive officers (other than Mr. Harrington) were paid under our Management Incentive Plan (the “MIP”), which is structured with the intention that bonuses paid under the MIP will qualify as deductible performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. The MIP provides annual incentive opportunities for each participating executive officer based on an incentive formula: 1.5% for the CEO and 0.75% for the other named executive officers of our earnings before income taxes (“EBIT”). EBIT was selected as the appropriate performance measure under the MIP since the level of EBIT reflects the operating strength and efficiency of the Company. The EBIT incentive formula establishes the maximum amount payable each year under the MIP for each participating executive officer; but the executives are not assured of earning this maximum amount, and it was not paid in prior years. Instead, the Committee has the authority to reduce the annual amount payable under the EBIT incentive formula based on its assessment of the extent to which the applicable financial and strategic goals are achieved under our annual bonus program, as described above. The Committee also retains discretion to adjust payouts under the MIP based on the quality of Company and individual performance and adherence to our ethics and compliance programs, among other things.

Similarly, our 2014-15 performance-based restricted share units included an initial performance hurdle that 2015 EBIT must equal or exceed $300 million. If this initial performance hurdle had not been achieved, none of the 2014-15 performance-based restricted share units would have been earned. Upon achievement of the initial performance hurdle, the 2014-15 performance-based restricted share units were earned at the maximum level (200% of target), subject to the Committee’s discretion to reduce the number of share units earned based on the level of achievement of the financial and strategic measures described above. This structure was adopted with the intention that the 2014-15 performance-based restricted share units would qualify as deductible performance-based compensation for purposes of Section 162(m).

COMPENSATION TABLES

2015 Summary Compensation

The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2015 and the prior two fiscal years. The narrative following the table describes total compensation levels, current employment agreements and material employment terms for each of our named executive officers, as applicable. The 2015 Target Compensation supplemental table following this table also provides additional information regarding the 2015 total direct compensation levels for our named executive officers as approved by the Compensation Committee.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and NQ Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Michael Koehler President and Chief Executive Officer	2015	800,000	3,892,068	1,345,435	320,000	—	15,180	6,372,683
	2014	800,000	3,322,368	1,995,720	315,000	—	15,045	6,448,133
	2013	786,849	2,491,131	2,611,170	367,188	—	14,809	6,271,147
Stephen Scheppmann EVP and Chief Financial Officer	2015	478,215	1,038,332	403,635	152,907	—	14,374	2,087,463
	2014	470,000	783,862	465,675	148,050	—	14,602	1,882,189
	2013	470,000	597,877	626,688	176,250	—	14,250	1,885,065

Robert Fair Chief Operating Officer	2015	528,384	2,306,558	672,717	185,387	—	14,569	3,707,615
	2014	410,000	919,062	598,713	129,150	—	14,397	2,071,322
	2013	410,000	597,877	626,688	153,750	—	14,061	1,802,376
Daniel Harrington EVP, International Region and Global Services	2015	443,633	2,198,178	470,900	142,308	—	14,569	3,269,588
	2014	410,000	919,062	598,713	129,150	—	14,397	2,071,322
	2013	410,000	597,877	626,688	153,750	—	14,061	1,802,376

Laura Nyquist General Counsel and Secretary	2015	342,229	502,787	179,396	71,127	—	14,332	1,109,871

Saundra Davis Chief Human Resource Officer	2015	280,600	389,320	145,752	58,251	—	13,828	887,751

Hermann Wimmer(6) Former Co-President	2015	517,614	1,330,380	—	181,731	—	493,622	2,523,347
	2014	491,097	919,062	598,713	154,696	1,025,825	24,635	3,214,028
	2013	494,129	597,877	626,688	185,298	210,971	23,774	2,138,737

(1)	This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of performance-based restricted share units (“PBRSUs”) and service-based restricted share units (“RSUs”) granted to our named executive officers in the applicable year. For 2015, this column includes the following annual awards:

•	PBRSUs that were approved in December 2014 and granted in February 2015 when the Committee established the performance goals for such awards; and

•

RSUs that were granted in February 2015 to Messrs. Fair and Wimmer in connection with the expansion of their responsibilities resulting from the management restructuring, RSUs that were granted in May 2015 to Mr. Harrington for retention purposes following the restructuring, and the annual grant of RSUs to the named executive officers, other than Mr. Wimmer, in December 2015.

For the PBRSUs granted in February 2015, the following table sets forth the target number of units, their “target” grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the highest level of performance would be achieved. The number of units delivered for these PBRSUs to the named executive officers was 10% of the target opportunity, which reflects 0% for the financial measures and the achievement of 33% for the strategic measures.

Name	Target Number of Annual PBRSUs (#)	Probable Grant Date Fair Value	Maximum Grant Date Fair Value
Michael Koehler	45,641	$1,939,743	$3,879,486
Stephen Scheppmann	10,650	$452,625	$905,250
Robert Fair	13,692	$581,910	$1,163,820
Daniel Harrington	13,692	$581,910	$1,163,820
Laura Nyquist	5,705	$242,463	$484,926
Saundra Davis	4,184	$177,820	$355,640
Hermann Wimmer	13,692	$581,910	$1,163,820

See Note 5 of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015 (our “2015 Annual Report”) for an explanation of the assumptions made in valuing the awards reported in this column.

(2)	This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the stock options granted to our named executive officers for the applicable year. See Note 5 of the Notes to Consolidated Financial Statements contained in our 2015 Annual Report for an explanation of the assumptions made in valuing these awards. For information about the stock option awards granted in 2015, see the 2015 Grants of Plan-Based Awards section beginning on page 60 of this proxy statement.

(3)	This column reflects the cash bonus paid to our named executive officers under the annual bonus program for the applicable year. For more information concerning the 2015 annual incentive, see the Annual Bonus Awards discussion in the Compensation Discussion and Analysis section beginning on page 43 of this proxy statement.

(4)	Mr. Wimmer participates in a German pension plan that is available to all German employees. This column reflects the increase in the present value of the accumulated benefit of his pension benefit for the applicable year. In 2015, the present value of the accumulated benefit of Mr. Wimmer’s pension benefit decreased by $70,921. We do not maintain a pension plan for U.S. employees.

(5)	The amounts reported in this column for 2015 include the following:

•

The dollar value of premiums paid to maintain life insurance for the benefit of each of Messrs. Koehler, Scheppmann, Fair, and Harrington and Mses. Nyquist and Davis in the amount of $1,930, $1,512, $1,319, $1,319, $1,082 and $865, respectively, under the Company’s life insurance program that is generally available to all U.S. employees;

•

The dollar value of matching contributions to our 401(k) plan, which are generally available to all plan participants and were made in 2015 on behalf of each of Messrs. Koehler, Scheppmann, Fair, and Harrington, and Mses. Nyquist and Davis in the amount of $13,250, $12,862, $13,250, $13,250, $13,250 and $12,963 respectively; and

•

For Mr. Wimmer: (i) the dollar value of premiums paid to maintain life insurance in the amount of $87 under Teradata Germany’s life insurance program and the dollar value of company contributions to a direct insurance private pension fund in the amount of $474, both of which are generally available to all German employees; and (ii) a home office allowance in the amount of $530, and the total annual automobile lease value paid by the company of $12,261, both of which are generally available to management employees in Germany. Additionally, effective August 1, 2015, Mr. Wimmer began an expatriate assignment in the United States and his expatriate benefits include the following amounts: $321,123 for tax gross up payments and related tax consulting costs, $67,085 for housing and utilities, $44,754 for relocation expenses, $26,953 for dependent school tuition, $8,317 for automobile lease, $7,486 for immigration and visa fees, and $4,552 for home leave travel costs.

(6)	As of December 1, 2015, Mr. Wimmer ceased to be an executive officer of the Company. Mr. Wimmer’s cash compensation and benefits were paid in euros for the year ending December 31, 2015. The amounts presented in this summary compensation table have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875.

2015 Target Compensation

In December 2015, the Committee approved the long-term incentive award opportunity for each named executive officer. The long-term incentive opportunity was allocated as follows: (i) 20% to stock options, which are reflected in the “Option Awards” column for 2015, (ii) 30% to RSUs, which are reflected in the “Stock Awards” column for 2015, and (iii) 50% to PBRSUs. The PBRSUs that were approved in 2015 are not reflected in the “Stock Awards” column for 2015 due to the fact that they do not have a “grant date” for financial accounting purposes until the Committee establishes the performance goals in the first quarter of 2016. Instead, the “Stock Awards” column for 2015 includes the PBRSUs that were approved by the Committee in December 2014 and for which the Committee established the applicable performance goals in February 2015 for the 2015 performance period. As a result, the Summary Compensation Table does not reflect the manner in which the Committee viewed or determined the 2015 long-term equity or annual total compensation values for our named executive officers. The following table shows the target total direct compensation levels for our named executive officers as viewed by the Committee in December 2015.

Name	Salary ($)	Target Value Annual Incentive ($)	Target Value of PBRSU Awards ($)	Target Value of RSU Awards ($)	Target Value of Option Awards ($)	Total Direct Compensation ($)
Michael Koehler	800,000	1,000,000	3,000,000	1,800,000	1,200,000	7,800,000
Stephen Scheppmann	479,400	479,400	900,000	540,000	360,000	2,758,800
Robert Fair	550,000	605,000	1,500,000	900,000	600,000	4,155,000
Daniel Harrington	460,020	460,020	1,050,000	630,000	420,000	3,020,040
Laura Nyquist	343,077	223,000	400,000	240,000	160,000	1,366,077
Saundra Davis	282,295	183,492	325,000	195,000	130,000	1,115,787
Hermann Wimmer(1)	537,442	591,186	0	0	0	1,128,628

(1)	Mr. Wimmer’s cash compensation was paid in euros for the year ending December 31, 2015. The amounts presented in this table have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875.

Employee Agreements and Material Employment Terms

We maintain letter agreements with each of the named executive officers who are based in the United States. Each letter agreement sets forth, among other things, the following terms relating to the officer’s at-will employment: (i) annual base salary and annual incentive award opportunity; (ii) a statement of eligibility for participation in our change in control severance plan; and (iii) a statement of the vacation and health and welfare benefits available to each officer. In addition, by accepting the terms of the letter, each named executive officer agreed to the following covenants during and for twelve months following his or her termination of employment, unless such covenants are waived by the board: (x) not to render services directly or indirectly to a competing organization; (y) not to directly or indirectly recruit, hire, solicit or induce, or attempt to induce, any exempt employee of Teradata to terminate his or her employment with or otherwise cease his or her relationship with Teradata; and (z) not to solicit the business of any firm or company, including customers, with whom the officer worked during the last two years of employment.

The letter agreement with Mr. Koehler also establishes the terms of his severance benefits upon a qualifying termination prior to a change in control and specifies that he is eligible to participate as a Tier I participant in our change in control severance plan. Please refer to the “Potential Payments Upon Termination or Change in Control” section of this proxy statement for information regarding potential payments and benefits that Mr. Koehler is entitled to receive under his offer letter in connection with his termination of employment.

In connection with the elimination of Mr. Wimmer’s Co-President position, we have been negotiating the terms of certain arrangements that will apply to his separation from Teradata and its German subsidiary with whom he has an employment agreement, but no final arrangements have been reached. The terms and conditions of any material separation arrangements with Mr. Wimmer, whether as a result of negotiations or judicial action, will be publicly disclosed to shareholders as that information is determined or becomes available. Please refer to the “Potential Payments Upon Termination or Change in Control” section of this proxy statement for information regarding potential payments and benefits that Mr. Wimmer would have been entitled to receive under his employment agreement if his employment had been terminated on December 31, 2015.

2015 Grants of Plan-Based Awards

The following table summarizes information for each named executive officer regarding (i) estimated payouts that could have been earned under the 2015 annual bonus program, (ii) stock options that were approved by the Committee in December 2015, (iii) RSUs that were approved by the Committee in February, May and December 2015, and (iv) estimated payouts under the annual PBRSUs that were approved by the Committee in December 2014 and for which performance goals were established in February 2015.

Name	Grant Date	Approval Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock Units(4)	Option Awards: Number of Shares Underlying Options(5)	Exercise or Base Price of Option Awards(6)	Grant Date Fair Value of Stock and Option Awards(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Michael Koehler
Bonus program			—	1,000,000	2,000,000
Options	12/1/2015	12/1/2015								118,332	30.63	1,345,435
RSUs	12/1/2015	12/1/2015							63,739			1,952,326
PBRSUs	2/9/2015	12/1/2014				11,410	45,641	91,282				1,939,743
Stephen Scheppmann
Bonus program			—	477,833	955,666
Options	12/1/2015	12/1/2015								35,500	30.63	403,635
RSUs	12/1/2015	12/1/2015							19,122			585,707
PBRSUs	2/9/2015	12/1/2014				2,663	10,650	21,300				452,625
Robert Fair
Bonus program			—	579,333	1,158,666
Options	12/1/2015	12/1/2015								59,166	30.63	672,717
RSUs	2/27/2015	2/24/2015							16,812			748,470
RSUs	12/1/2015	12/1/2015							31,870			976,178
PBRSUs	2/9/2015	12/1/2014				3,423	13,692	27,384				581,910
Daniel Harrington
Bonus program			—	444,713	889,426
Options	12/1/2015	12/1/2015								41,416	30.63	470,900
RSUs	5/15/2015	5/14/2015							23,196			932,943
RSUs	12/1/2015	12/1/2015							22,309			683,325
PBRSUs	2/9/2015	12/1/2014				3,423	13,692	27,384				581,910
Laura Nyquist
Bonus program			—	222,271	444,542
Options	12/1/2015	12/1/2015								15,778	30.63	179,396
RSUs	12/1/2015	12/1/2015							8,499			260,324
PBRSUs	2/9/2015	12/1/2014				1,426	5,705	11,410				242,463
Saundra Davis
Bonus program			—	182,035	364,070
Options	12/1/2015	12/1/2015								12,819	30.63	145,752
RSUs	12/1/2015	12/1/2015							6,905			211,500
PBRSUs	2/9/2015	12/1/2014				1,046	4,184	8,368				177,820
Hermann Wimmer(8)
Bonus program			—	567,908	1,135,816
RSUs	2/27/2015	2/24/2015							16,812			748,470
PBRSUs	2/9/2015	12/1/2014				3,423	13,692	27,384				581,910

(1)

The Committee approves the annual equity awards for our named executive officers other than Mr. Koehler. In consultation with the Committee, the independent members of the board approve Mr. Koehler’s annual equity award. In general, the grant date of the annual equity awards is the date the independent members of the board approve Mr. Koehler’s annual equity award, which for 2015 was the day of the annual awards meeting of the Committee. The grant date of the PBRSUs, however, occurs in the first quarter of the year immediately following the year of approval, which is when the Committee establishes the applicable performance goals. Therefore, this table reflects PBRSUs that were approved by the Committee in December 2014 and for which the Committee established performance goals in the first quarter of 2015. The PBRSUs that were approved by the Committee in December 2015 are not reflected in the table above because they do not have a “grant date” for financial accounting purposes until the Committee establishes the performance goals in the first quarter of 2016.

(2)	The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2015 annual bonus program when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2015 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. Mr. Wimmer’s incentive awards are payable in euros and have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875.

(3)	The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the PBRSUs that were approved by the Committee in December 2014 for the 2015 performance period. The units earned generally vest in three equal installments over a 3-year period with the performance determination date being the first vesting date, provided the executive remains employed by the Company. Dividends, if any, paid on the underlying shares during the vesting period are accumulated and reinvested in additional units.

(4)	Reflects shares underlying the RSUs that were approved by the Committee in December 2015. These RSUs generally vest in three equal installments on the first three anniversaries of the date of grant, provided that the executive remains employed by the Company. Dividends, if any, paid on the underlying shares during the vesting period are accumulated and reinvested in additional units. This column also reflects a one-time grant of RSUs to Messrs. Fair and Wimmer in February 2015 which vest in three equal installments on the first three anniversaries of the date of grant, provided that the executive remains employed by the Company and a one-time grant of RSUs to Mr. Harrington in May 2015 which vests in full on the third anniversary of the date of grant, provided he remains employed by the Company.

(5)	Reflects the number of common shares that may be issued on exercise of stock options that were approved by the Committee in December 2015. These options generally vest in four equal installments on the first four anniversaries of the date of grant for so long as the executive remains employed by the Company.

(6)	Reflects the exercise price for each stock option reported in the table, which equals the fair market value of the underlying shares on the date of grant.

(7)	Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the stock options, PBRSUs and RSUs. See footnotes 1 and 2 of the Summary Compensation Table on page 56 of this proxy statement for the assumptions used to calculate these values.

(8)	Mr. Wimmer’s cash compensation was paid in euros for the year ending December 31, 2015. The amounts presented in this table have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875.

2015 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2015, (ii) each award of restricted shares, RSUs and PBRSUs that had not vested and remained outstanding as of December 31, 2015, and (iii) the Special 2016 PBRSUs and Long-Term Strategic PBRSUs (as defined in footnote 6 below).

Name	Grant Date	Option Awards				Stock Awards		Equity Incentive Plan Awards
		Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Number of Unearned Shares, Units or Other Rights that have not Vested(6) (#)	Market Value of Unearned Shares, Units or Other Rights that have not Vested(7) ($)
		Exercisable	Unexercisable
Michael Koehler	12/1/2015		118,332	30.63	11/30/2025	63,739	1,683,984
	2/9/2015					4,564	120,581
	12/1/2014	28,236	84,708	44.43	11/30/2024	30,428	803,908
	12/3/2013	72,532	72,533	45.35	12/2/2023	27,983	739,311
	3/1/2013							30,000	792,600
	11/27/2012	81,630	27,211	61.55	11/26/2022
	11/29/2011	124,434		50.70	11/28/2021
	11/30/2010	157,467		41.09	11/29/2020
	12/1/2009	186,503		30.68	11/30/2019
	12/2/2008	679,612		13.77	12/1/2018
	10/1/2007	148,386		27.98	9/30/2017
Stephen Scheppmann	12/1/2015		35,500	30.63	11/30/2025	19,122	505,203
	2/9/2015					1,065	28,137
	12/1/2014	6,588	19,766	44.43	11/30/2024	7,100	187,582
	12/3/2013	17,408	17,408	45.35	12/2/2023	6,716	177,437
	3/1/2013							20,000	528,400
	11/27/2012	19,591	6,531	61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	32,579		41.09	11/29/2020
	12/1/2009	39,632		30.68	11/30/2019
	12/2/2008	18,631		13.77	12/1/2018
	10/1/2007	50,752		27.98	9/30/2017
Robert Fair	12/1/2015		59,166	30.63	11/30/2025	31,870	842,005
	2/27/2015					16,812	444,173
	2/9/2015					1,369	36,169
	12/1/2014	8,470	25,413	44.43	11/30/2024	9.129	241,188
	12/3/2013	17,408	17,408	45.35	12/2/2023	6,716	177,437
	3/1/2013							20,000	528,400
	11/27/2012	19,591	6,531	61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	39,819		41.09	11/29/2020
	12/1/2009	41,963		30.68	11/30/2019
	12/2/2008	135,922		13.77	12/1/2018
	10/1/2007	15,376		27.98	9/30/2017
Daniel Harrington	12/1/2015		41,416	30.63	11/30/2025	22,309	589,404
	5/15/2015					23,196	612,838
	2/9/2015					1,369	36,169
	12/1/2014	8,470	25,413	44.43	11/30/2024	9.129	241,188
	12/3/2013	17,408	17,408	45.35	12/2/2023	6,716	177,437
	3/1/2013							20,000	528,400
	11/27/2012	19,591	6,531	61.55	11/26/2022
	11/29/2011	28,606		50.70	11/28/2021
	11/30/2010	29,865		41.09	11/29/2020
	1/3/2000					7,777	205,468

Name	Grant Date	Option Awards				Stock Awards		Equity Incentive Plan Awards
		Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Number of Unearned Shares, Units or Other Rights that have not Vested(6) (#)	Market Value of Unearned Shares, Units or Other Rights that have not Vested(7) ($)
		Exercisable	Unexercisable
Laura Nyquist	12/1/2015		15,778	30.63	11/30/2025	8,499	224,544
	2/9/2015					571	15,086
	12/1/2014	3,529	10,589	44.43	11/30/2024	3,804	100,502
	12/3/2013	8,704	8,704	45.35	12/2/2023	3,358	88,718
	11/27/2012	9,795	3,266	61.55	11/26/2022
	11/29/2011	15,603		50.70	11/28/2021
	11/30/2010	19,910		41.09	11/29/2020
	12/1/2009	23,313		30.68	11/30/2019
	12/2/2008	52,379		13.77	12/1/2018
	10/1/2007	17,763		27.98	9/30/2017
	3/1/2007	6,129		24.87	2/28/2017
	2/13/2006	3,319		20.84	2/13/2016
Saundra Davis	12/1/2015		12,819	30.63	11/30/2025	6,905	182,430
	2/9/2015					418	11,044
	12/1/2014	2,588	7,765	44.43	11/30/2024	2,790	73,712
	12/3/2013	7,253	7,253	45.35	12/2/2023	2,798	73,923
	11/27/2012	8,163	2,721	61.55	11/26/2022
	11/29/2011	13,003		50.70	11/28/2021
	11/30/2010	16,290		41.09	11/29/2020
	12/1/2009	18,650		30.68	11/30/2019
Hermann Wimmer	2/27/2015					16,812	444,173
	2/9/2015					1,369	36,169
	12/1/2014	8,470	25,413	44.43	11/30/2024	9,129	241,188
	12/3/2013	17,408	17,408	45.35	12/2/2023	6,716	177,437
	3/1/2013							20,000	528,400
	11/27/2012	19,591	6,531	61.55	11/26/2022
	11/29/2011	23,405		50.70	11/28/2021
	11/30/2010	32,579		41.09	11/29/2020
	12/1/2009	39,632		30.68	11/30/2019
	12/2/2008	41,214		13.77	12/1/2018
	10/1/2007	22,839		27.98	9/30/2017
	3/1/2007	9,806		24.87	2/28/2017
	11/1/2006	13,914		22.31	10/31/2016

(1)	This column shows the number of common shares underlying outstanding stock options that have vested as of December 31, 2015.

(2)	This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2015. The remaining vesting dates for each award are as follows:

Grant Date	Remaining Vesting Dates	Vesting Schedule
11/27/2012	11/27/2016	25% vests each year for four years after the date of grant
12/3/2013	12/3/2016, 12/3/2017	25% vests each year for four years after the date of grant
12/1/2014	12/1/2016, 12/1/2017, 12/1/2018	25% vests each year for four years after the date of grant
12/1/2015	12/1/2016, 12/1/2017, 12/1/2018, 12/1/2019	25% vests each year for four years after the date of grant

(3)	This column shows the exercise price for each stock option reported in the table, which equaled the fair market value per share on the date of grant.

(4)	This column shows the aggregate number of restricted shares and RSUs outstanding as of December 31, 2015. The remaining vesting dates for each award are as follows:

Grant Date	Remaining Vesting Dates	Vesting Schedule
1/3/2000	4/30/2018	100% vests on 55th birthday
12/3/2013	12/3/2016	100% vests three years from the date of grant
12/1/2014	12/1/2016, 12/1/2017	1/3 increments each year for three years after the date of the grant
2/9/2015	2/7/2016, 2/7/2017, 2/7/2018*	1/3 increments over a 3-year time period after performance level determination is made by the Committee (*Mr. Koehler’s 2/9/15 grant has remaining vest dates of 1/26/16, 1/26/17 and 1/27/18)
2/27/2015	2/27/2016, 2/27/2017, 2/27/2018	1/3 increments each year for three years after the date of the grant
5/15/2015	5/15/2018	100% vests three years from the date of grant
12/1/2015	12/1/2016, 12/1/2017, 12/1/2018	1/3 increments each year for three years after the date of the grant

(5)	This column shows the aggregate dollar value of the restricted shares and RSUs using the closing stock price on December 31, 2015 of $26.42 per share.

(6)	In December 2012, the Committee approved special 2016 performance-based restricted share units which were made in connection with the restructuring of our management team at that time as an additional incentive to retain participating executives and drive strong performance. On February 26, 2013, the Committee amended the special grant to allocate it between two separate awards: (i) 70% of the units were allocated to 2016 performance-based restricted share units (“Special 2016 PBRSUs”); and (ii) 30% of the units were allocated to special long-term strategic performance-based restricted share units (“Long-Term Strategic PBRSUs”). This modification was intended to focus our named executive officers on achieving both financial and strategic objectives.

This column shows the aggregate number of Special 2016 PBRSUs and Long-Term Strategic PBRSUs outstanding as of December 31, 2015, assuming threshold achievement level of 50%, as achievement of the challenging threshold performance goals is not reasonably probable at this time. These awards, if earned, would vest in March 2017, based upon achievement of the applicable performance goals, as determined by the Committee after the close of the 2016 performance year.

(7)	This column shows the aggregate dollar value of the Special 2016 PBRSUs and Long-Term Strategic PBRSUs at the threshold achievement level using the closing stock price on December 31, 2015 of $26.42 per share, as achievement of the challenging threshold performance goals is not reasonably probable at this time.

2015 Option Exercises and Stock Vested

The following table sets forth information for each named executive officer with respect to (i) the exercise of stock options in 2015, and (ii) the vesting of PBRSUs and RSUs during 2015.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Michael Koehler	—	—	43,428	1,427,230
Stephen Scheppmann	—	—	10,236	335,689
Robert Fair	—	—	11,250	366,747
Daniel Harrington	—	—	11,250	366,747
Laura Nyquist	7,769	183,537	5,333	175,598
Saundra Davis	20,961	589,721	4,254	140,511
Hermann Wimmer	12,292	78,498	10,889	350,925

(1)	The value realized on exercise equals the number of shares exercised multiplied by the excess of the closing market price of our common stock on the exercise date over the exercise price per share.

(2)	The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the acquisition date.

Pension Benefits

Mr. Wimmer participates in a pension plan sponsored by Teradata GmbH (the “German Pension Plan”). The German Pension Plan is a defined benefit plan for all employees based in Germany. The German Pension Plan provides for post-retirement payments based on the employee’s pensionable income and years of service at the time of retirement. Pensionable income under the German Pension Plan includes base salary and, in Mr. Wimmer’s case, any payments out of the Company’s annual bonus program. The German Pension Plan benefit is calculated as follows: for each year of service, a pension module is calculated; the module amounts to (a) 0.3% of pensionable income below the year’s German social security compensation cap (“SSCC”), and (b) 1.65% of pensionable income above the SSCC. At retirement, the sum of all years’ modules is paid as an annual pension. The normal retirement age is 63, and there is a surviving spouse benefit equal to 60% of the employee’s pension benefit.

The following table sets forth information with respect to Mr. Wimmer’s accumulated pension benefits as of December 31, 2015 under the German Pension Plan. We do not maintain a pension plan for U.S. employees.

Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Michael Koehler	—	—	—
Stephen Scheppmann	—	—	—
Robert Fair	—	—	—
Daniel Harrington	—	—	—
Laura Nyquist	—	—	—
Saundra Davis	—	—	—
Hermann Wimmer(1)	19.5	2,324,677	0

(1)	Mr. Wimmer’s accumulated benefit is based on service and compensation through December 31, 2015. The actuarial present value has been calculated assuming that Mr. Wimmer remains in service until age 63. The discount rate assumption is 2.50%, the pension indexation assumption is 2.00%, and the mortality assumption is based on the Heubeck 2005 G mortality table. The amount presented in this table for Mr. Wimmer has been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875.

Non-qualified Deferred Compensation

We have not adopted any non-qualified defined contribution plans or other deferred compensation plans.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Background

We have entered into agreements and maintain plans and arrangements that require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. The estimated amount payable or provided to each named executive officer in each situation is summarized below. These estimates are based on the assumption that the various triggering events occurred on the last day of 2015, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs.

The estimated amount of compensation and benefits described below does not take into account compensation and benefits that a named executive officer has earned prior to the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below do not provide information on the payout of 2015 incentive awards under our annual bonus programs, because these awards were earned under that plan as of December 31, 2015, subject to Committee approval regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Outstanding Equity Awards at Fiscal Year-End table for a complete summary of each named executive officer’s vested equity awards as of December 31, 2015, and to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2015.

Non-Change in Control Scenarios

Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)

The following chart summarizes the vesting treatment of our equity awards in the event of termination of employment, other than termination in connection with a change in control. The vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions for a twelve-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our PBRSUs and RSUs generally pay out upon vesting. However, to the extent necessary to comply with Section 409A of the Internal Revenue Code and avoid triggering adverse tax consequences to our executives, payment of vested PBRSUs and RSUs may be delayed until termination of employment, six months after termination of employment, or the end of the scheduled performance or service period.

Situation	PBRSUs	Service-Based RSUs	Stock Options
Death and Long-Term Disability (LTD)	In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual	Awards vest in full upon the date of death or LTD.	Awards vest in full upon the date of death or LTD. Awards granted after 2008 remain exercisable until the later of the expiration of the ten- year term or three

Situation	PBRSUs	Service-Based RSUs	Stock Options

results during the performance period.

In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.

years after death or LTD. Awards granted in 2007 and 2008 remain exercisable until the later of the expiration of the ten-year term or (a) one year after death or LTD, if death or LTD occurs prior to age 55, or (b) three years after death or LTD, if death or LTD occurs on or after age 55.

Retirement (termination on or after age 55, with the consent of the Committee, where applicable, or, for the Special 2016 PBRSUs and Long-Term Strategic PBRSUs, termination on or after age 62)	A pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.	A pro-rata portion will become vested as of date of retirement.	Unvested awards are forfeited. Vested awards expire the earlier of three years following retirement date or the expiration date.

Termination due to Reduction in Force (RIF)	A pro-rata portion of the award, calculated as of the date of RIF, will become vested based on actual results during the performance period.	A pro-rata portion will become vested as of the date of RIF.	Unvested awards are forfeited. Vested awards expire the earlier of the fifty-ninth day after termination or the expiration date.

Voluntary Resignation	Unvested awards are forfeited.	Unvested awards are forfeited.	Unvested awards are forfeited. Vested awards expire the earlier of the fifty-ninth day after termination or the expiration date.

In addition, for the Special 2016 PBRSUs and Long-Term Strategic PBRSUs that were granted to the named executive officers (other than Mses. Nyquist and Davis), a pro-rata portion of those awards would become vested, based on actual results during the performance period, if the executive ceases to serve as an executive officer or if the Committee determines that there is a material reduction in the executive’s titles, duties, responsibilities or reporting relationship, whether or not the executive’s employment is terminated.

The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control.

Death or Disability

We would have provided each named executive officer (or his or her beneficiary) with the following estimated payments or benefits had he or she died or become disabled on December 31, 2015.

Executive	Life Insurance ($)(1)	Disability Payments (4)(2)	Stock Options ($)(3)	Restricted Share Units ($)(3)	Total ($)
Michael Koehler	1,200,000	718,966	—	3,347,784	5,266,750
Stephen Scheppmann	940,000	528,705	—	898,359	2,367,064
Robert Fair	820,000	543,970	—	1,740,972	3,104,942
Daniel Harrington	820,000	543,970	—	1,657,036	3,021,006
Laura Nyquist	672,700	487,273	—	428,849	1,588,822
Saundra Davis	1,075,400	403,278	—	341,109	1,819,787
Hermann Wimmer(4)	—	330,733	—	898,967	1,229,700

(1)	Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers other than Mr. Wimmer receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage is 200% of base salary for life insurance. Each U.S.-based employee has the option of choosing a higher level of coverage at his or her own expense. Each named executive officer opted for core coverage for 2015, except for Ms. Davis, who opted for higher coverage. In the event of Mr. Wimmer’s death during employment, his surviving dependents would receive a death benefit in accordance with the Teradata GmbH pension scheme. Mr. Wimmer’s benefits under the Teradata GmbH pension scheme are quantified in the Pension Benefits Table at page 65. We do not maintain a pension plan for U.S.-based employees.

(2)	Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers, other than Mr. Wimmer, receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 100% of base salary for two to eighteen weeks depending on years of service and 66 2/3% of base salary for the remainder of a twenty-six week period, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his or her own expense. Each named executive officer opted for core coverage for 2015, except for Ms. Davis, who opted for higher coverage. The payments above assume maximum payout based on the named executive officer’s coverage election for twenty-six weeks of short-term disability plus two years of long-term disability. Under his employment contract, in the event of an incapacity for work not due to fault on the part of Mr. Wimmer, he would be entitled to receive base salary continuation for up to six weeks and thereafter, for an additional period of up to 26 weeks, Mr. Wimmer would be entitled to receive the difference between his base salary and the applicable maximum sickness allowance rate. The amount reported for Mr. Wimmer reflects base salary continuation for 32 weeks.

(3)	Equity valuations are based on a closing price of our stock on December 31, 2015 of $26.42, which was less than the exercise price of all of the named executive officers’ outstanding, unvested stock options on that date. No amount is included for the Special 2016 PBRSUs or the Long-Term Strategic PBRSUs that were granted to the named executive officers (other than Mses. Nyquist and Davis), because achievement of the threshold performance goals is not reasonably probable at this time.

(4)	Mr. Wimmer’s compensation is paid in euros. The amounts presented in this table for Mr. Wimmer (other than amounts attributable to equity awards) have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875 for the year ending on December 31, 2015.

Retirement

We would have provided each named executive officer with the following estimated payments if he or she had retired with Committee approval on December 31, 2015.

Executive	Restricted Share Units ($)(1)(2)	Total ($)
Michael Koehler	633,868	633,868
Stephen Scheppmann	154,448	154,448
Robert Fair	—	—
Daniel Harrington	—	—
Laura Nyquist	77,055	77,055
Saundra Davis	—	—
Hermann Wimmer	—	—

(1)	Equity valuations are based on a closing price of our stock on December 31, 2015 of $26.42.

(2)	Only Mr. Koehler, Mr. Scheppmann and Ms. Nyquist were eligible for retirement (age 55) on December 31, 2015. Because achievement of the threshold performance goals is not reasonably probable at this time, the amounts shown above do not include any portion of the Special 2016 PBRSUs or Long-Term Strategic PBRSUs that were granted to the named executive officers (other than Mses. Nyquist and Davis).

Reduction in Force Severance

Each named executive officer would have been entitled to the following estimated payments and benefits if, on December 31, 2015, we terminated the executive’s employment in connection with a reduction in force prior to, or more than two years after, a change in control.

Executive	Cash ($)(1)	Restricted Share Units ($)(2)	Welfare Benefits ($)	Out- placement Counseling ($)	Total ($)
Michael Koehler	2,700,000	633,868	17,831	10,000	3,361,699
Stephen Scheppmann	239,700	154,448	—	10,000	404,148
Robert Fair	275,000	304,424	—	10,000	589,424
Daniel Harrington	230,000	297,874	—	10,000	537,874
Laura Nyquist	171,539	77,055	—	10,000	258,594
Saundra Davis	141,148	63,145	—	10,000	214,293
Hermann Wimmer(3)	537,442	281,035	—	—	818,477

(1)	The cash severance payment would be payable to Mr. Koehler under the terms of his severance agreement. The amount does not reflect Mr. Koehler’s pro-rata annual bonus for the year of termination. This is because we are required to assume a termination date of December 31, 2015. On this date, Mr. Koehler would have already earned his 2015 bonus, regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Mr. Koehler’s 2015 bonus. Amounts reported for Mr. Scheppmann, Mr. Fair, Mr. Harrington, and Mses. Nyquist and Davis are based on cash payments that would be paid under our reduction in force programs that are generally available to salaried, U.S.-based employees. The amount reported for Mr. Wimmer reflects salary continuation during the 12-month notice period under Mr. Wimmer’s employment contract with Teradata GmbH.

(2)	Equity valuations are based on a closing price of our stock on December 31, 2015 of $26.42. No amount is included for the Special 2016 PBRSUs or the Long-Term Strategic PBRSUs that were granted to the named executive officers (other than Mses. Nyquist and Davis), because achievement of the threshold performance goals is not reasonably probable at this time.

(3)	Mr. Wimmer’s compensation is paid in euros. The amounts presented in this table for Mr. Wimmer have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875 for the year ending on December 31, 2015.

Termination without Cause or Termination for Good Reason (not in Connection with a Change in Control)

In the event that, prior to a change in control, Mr. Koehler’s employment is terminated without “cause” or he resigns for “good reason,” Mr. Koehler would be entitled to receive a severance payment equal to 1.5 times his annual base salary and target bonus, a pro-rated bonus based on actual achievement for the year of termination and continued medical benefits for eighteen months, subject to his execution and non-revocation of a release of claims. The terms “cause” and “good reason” have the meanings provided in the CIC Plan described below. Mr. Koehler would have been entitled to the following estimated payments and benefits under his severance agreement if, on December 31, 2015, and not in connection with a change in control or reduction in force, we terminated his employment without “cause” or he terminated his employment for “good reason.”

Pursuant to his employment contract with Teradata GmbH as of December 31, 2015, Mr. Wimmer’s employment may be terminated with 12 months’ notice, and we may release Mr. Wimmer from performing future services, provided that we continue to pay his salary during the notice period.

Executive	Cash ($)(1)(2)	Welfare Benefits ($)	Total ($)
Michael Koehler	2,700,000	17,831	2,717,831
Stephen Scheppmann	—	—	—
Robert Fair	—	—	—
Daniel Harrington	—	—	—
Laura Nyquist	—	—	—
Saundra Davis	—	—	—
Hermann Wimmer	537,442	—	537,442

(1)	The cash amount reported for Mr. Koehler would be payable to him under the terms of his severance agreement. The amount does not reflect Mr. Koehler’s pro-rata annual bonus for the year of termination. This is because we are required to assume a termination date of December 31, 2015. On this date, he would have already earned his 2015 bonus regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Mr. Koehler’s 2015 bonus.

(2)	The cash amount reported for Mr. Wimmer would be payable under the terms of his employment contract with Teradata GmbH if Mr. Wimmer’s employment had been terminated without cause on December 31, 2015. The amount reflects salary continuation during the 12-month notice period under Mr. Wimmer’s employment contract and has been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875 for the year ending on December 31, 2015.

Change in Control Scenarios

Change in Control Severance Plan

We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred and provides for severance payments and benefits on a “double trigger” basis (including vesting of equity awards that are assumed in a change in control transaction). The “double trigger” design is intended to further our goals to retain key executives upon a change in control.

Each named executive officer — other than Mr. Wimmer — participates in the CIC Plan. Mr. Wimmer ceased to participate in the CIC Plan on December 1, 2015, when he ceased to serve as an executive officer. However, under the terms of the CIC Plan, if a “change in control” were to occur within one year after December 1, 2015 and while Mr. Wimmer remains an employee, Mr. Wimmer would be treated as a participant under the plan.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:

•

A lump sum payment equal to 3.0 times for Mr. Koehler, and 2.0 times for the other participating named executive officers, of the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;

•	A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;

•	Continued medical, dental and life insurance coverage for three years for Mr. Koehler and two years for the other participating named executive officers; and

•	Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.

For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means any of the following: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases his or her commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.

The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true — our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Equity Awards

As described above, the CIC Plan generally provides for “double trigger” vesting of equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The treatment of our equity awards in connection with a change of control is summarized in the chart below.

Change in Control (CIC)
1-Year Performance Period PBRSUs	3-Year Performance Period PBRSUs	Service-Based RSUs	Stock Options

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the performance period, or based on actual performance, if the CIC occurs after the end of the performance period and prior to payment.

If the award is assumed, then, subject to the executive’s continued employment, the award will continue to vest, either at the “target” level, if the CIC occurs during the performance period, or based on actual performance, if the CIC occurs after the end of the performance period and prior to payment. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,”

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period.

If the award is assumed, then, subject to the executive’s continued employment, the award will continue to vest, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period. However, vesting of the award will be accelerated

If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.

If the option is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the option is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability, or the executive terminates his employment for “good reason”, within twenty-four months after the CIC.

Change in Control (CIC)
1-Year Performance Period PBRSUs	3-Year Performance Period PBRSUs	Service-Based RSUs	Stock Options
terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.	if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.

The tables below quantify the amounts that would be payable to our named executive officers in the event of a change in control or in the event of termination of employment in connection with a change in control.

Qualifying Termination Within Two Years After a Change in Control

Each named executive officer would have been entitled to the following estimated payments and benefits if a “change in control” occurred on December 31, 2015, and the executive’s employment was terminated without “cause” or the executive terminated his or her employment for “good reason” immediately following such change in control.

Executive	Cash ($)(1)	Stock Options ($)(2)	Restricted Share Units ($)(2)	Welfare Benefits ($)	Out-placement Counseling ($)	Total ($)
Michael Koehler	4,033,313	—	4,932,984	35,663	10,000	9,011,960
Stephen Scheppmann	1,459,222	—	1,955,159	26,363	10,000	3,450,744
Robert Fair	1,536,949	—	2,797,772	30,773	10,000	4,375,494
Daniel Harrington	1,356,949	—	2,713,836	30,773	10,000	4,111,558
Laura Nyquist	940,489	—	428,849	22,091	10,000	1,401,429
Saundra Davis	767,081	—	341,109	29,865	10,000	1,148,055
Hermann Wimmer(3)	1,414,877	—	1,955,767	—	10,000	3,380,644

(1)	The amount does not reflect a pro-rata annual bonus for 2015. This is because we are required to assume a termination date of December 31, 2015. On that date, each executive would have already earned a bonus for 2015 regardless of whether he or she terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2015 bonus paid to each executive.

(2)	Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2015 of $26.42 (which was less than the exercise price of all of the named executive officers’ outstanding, unvested stock options on that date); (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in accordance with the applicable award agreements for the Special 2016 PBRSUs and Long-Term Strategic PBRSUs); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.

(3)	Mr. Wimmer’s compensation is paid in euros. The amounts presented in this table for Mr. Wimmer (other than the value of equity awards and outplacement counseling) have been converted from euros to U.S. dollars using the average exchange rate of €1 = $1.1046875 for the year ending on December 31, 2015.

Change in Control and Equity Awards are not Assumed by Surviving Entity

Each named executive officer would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2015, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control, but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

Executive	Stock Options ($)(1)	Restricted Share Units ($)(1)	Total ($)
Michael Koehler	—	4,932,984	4,932,984
Stephen Scheppmann	—	1,955,159	1,955,159
Robert Fair	—	2,797,772	2,797,772
Daniel Harrington	—	2,713,836	2,713,836
Laura Nyquist	—	428,849	428,849
Saundra Davis	—	341,109	341,109
Hermann Wimmer	—	1,955,767	1,955,767

(1)	Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2015 of $26.42 (which was less than the exercise price of all of the named executive officers’ outstanding, unvested stock options on that date); and (ii) the awards are not assumed in the corporate transaction, vest immediately prior to the change in control (at the “target” level, in accordance with the applicable award agreements for the Special 2016 PBRSUs and Long-Term Strategic PBRSUs) and are cashed out.

VOTE ON APPROVAL OF THE

AMENDED AND RESTATED

TERADATA 2012 STOCK INCENTIVE PLAN

(Item 2 on Proxy Card)

The Board of Directors is asking our stockholders to approve an amendment and restatement of the Teradata 2012 Stock Incentive Plan (the “SIP”). Our stockholders initially approved the SIP on April 20, 2012. On February 22, 2016, the Compensation and Human Resource Committee (the “Committee”) recommended to the Board of Directors and the board adopted the SIP, as amended and restated, subject to stockholder approval at the 2016 annual meeting.

Summary of Amendments

We are seeking stockholder approval of the SIP to:

•

Increase the share authorization. We are proposing to authorize an additional 7,500,000 shares of the Company’s common stock (“Shares”) for issuance as awards under the SIP. As of February 5, 2016, 4,467,195 Shares remain available for issuance or delivery under the SIP (and excluding the proposed Share increase).

•

Impose limitations on awards granted to non-employee directors. We are proposing to impose an annual limit of $500,000 on the grant date fair value of equity awards delivered to any one non-employee director under the SIP.

Additionally, the SIP, as amended and restated, (a) specifically prohibits the granting of dividend equivalents on stock options and stock appreciation rights (“SARs”), (b) increases the ratio at which “full value” awards are counted against the share reserve from 1.87:1 to 1.93:1, and (c) contains certain clarifying, administrative and technical changes.

Section 162(m) Re-approval

Our stockholders are also asked to re-approve the material terms of the performance goals under the SIP for purposes of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) prevents a publicly-held corporation from claiming federal income tax deductions for compensation in excess of $1 million per year paid to any of its chief executive officer or three other most highly compensated executive officers (other than the chief financial officer). However, if certain conditions are met, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. To qualify for the performance-based compensation exception, the material terms of the performance goals must be disclosed to and approved by stockholders at least every 5 years. The material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that could be paid to any employee under the SIP.

Our stockholders last approved the material terms of the performance goals under the SIP in 2012, and we are asking our stockholders to re-approve those terms at the 2016 annual meeting. The material terms of the performance goals under the SIP are described below under “Eligibility,” “Individual Award Limits under Section 162(m)”, and “Performance Objectives”. Although the Company designs certain awards under the SIP to be eligible for deductibility under Section 162(m), there is no guarantee that awards will so qualify, and the Committee may from time to time pay compensation that is not deductible under Section 162(m) if the Company believes that it is in the stockholders’ best interests.

If our stockholders do not approve the SIP, as amended and restated, then the SIP, as currently in existence, will continue in effect and we may grant awards only up to the number of Shares currently authorized and available for issuance under the SIP. In addition, if our stockholders do not re-approve the material terms of the performance goals under the SIP, we will not have the flexibility to grant certain performance-based awards under the SIP to covered employees after the 2017 annual meeting and the Company’s ability to fully deduct performance-based compensation under the SIP will be limited.

How We Calculated the Proposed Increase in Share Authorization

In determining the appropriate number of additional Shares requested for approval under the SIP, the Committee considered, among other things, the amount of our outstanding equity awards, our burn rate, our stock price and volatility, the expected potential dilution that would result from the increase in Shares authorized under the SIP, and the voting guidelines of certain institutional investors and major proxy advisory firms. The results of this comprehensive analysis were presented to the Committee and the board for its consideration.

Outstanding Awards. As of February 5, 2016, there were 3,797,035 Shares subject to outstanding service-based restricted share unit awards, 341,774 Shares subject to outstanding performance-based restricted share unit awards (calculated at target) and 7,390,927 Shares subject to outstanding stock options under the SIP and its predecessor, the Teradata Corporation 2007 Stock Incentive Plan. As of that date, the weighted average exercise price of the outstanding stock options was $34.89, the weighted average remaining contractual term for the stock options was 5.9 years, and the closing market price of a Share as reported on the NYSE was $23.54 per Share.

Shares Available for Awards. As of February 5, 2016 and excluding the proposed Share increase, there were 4,467,195 Shares available for issuance or delivery under the SIP pursuant to future awards. No further awards may be granted under the Teradata Corporation 2007 Stock Incentive Plan.

Burn Rate. We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution. Our burn rate experience is summarized in the table below, which provides data on our Share usage (including grants of awards to employees and non-employee directors) for the last three completed fiscal years.

Fiscal Year	# of Participants	Stock Options Granted	Service-Based RSUs Granted	Performance- Based RSUs Earned	Total Shares	Burn Rate
2015	1,164	1,185,000	2,055,000	12,000	3,252,000	4.55%
2014	1,255	921,000	1,361,000	0	2,282,000	2.78%
2013	990	918,000	911,000	0	1,829,000	1.96%
3-year Average Burn Rate (2013-2015)						3.10%

Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of common shares outstanding. For purposes of this calculation (i) stock options and service-based restricted share unit awards were counted in the year granted, and (ii) performance-based restricted share unit awards were counted in the year earned (and only to the extent earned). A multiplier of 2.50 was applied to service-based restricted share unit awards and performance-based restricted share unit awards based on our stock price volatility. Our future burn rate will depend on a number of factors, including the number of participants in the SIP, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Requested Number of Shares. As of February 5, 2016, 4,467,195 Shares remain available for issuance or delivery under the SIP. Based on our historical grant practices, as summarized above, we anticipate that the Company will be unable to continue granting equity under the SIP beyond 2016. In order to maintain the flexibility that we need to keep pace with our competitors and effectively attract, motivate and retain the caliber of employees and directors essential to our success, we are asking our stockholders to authorize an additional 7,500,000 Shares for issuance as awards under the SIP, which would bring the aggregate number of Shares available for issuance under the SIP to 17,500,000 Shares. It is our belief that this request will be sufficient for us to continue granting equity awards for approximately 18 more months. Without stockholder approval of additional Shares under the SIP, we may be required to increase the cash components of our compensation program which would inhibit our ability to align interests of our executives with our stockholders.

Dilution and Overhang. We measure the dilutive impact of our equity program (the so-called overhang) by dividing the number of Shares subject to outstanding equity awards plus the number of Shares available to be granted (“numerator”), by the total Shares outstanding plus shares included in the numerator. As of February 5, 2016, our fully diluted overhang was approximately 11.0%. The 7,500,000 additional Shares being requested under the SIP would bring our fully diluted overhang to approximately 15.4%, which is within industry norms.

A summary of the material terms of the SIP is provided below and the complete text of the SIP is attached as an Appendix to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to said Appendix.

Plan Highlights

The SIP contains provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

Feature	Description
Flexible Share Counting	The SIP will authorize an additional 7,500,000 Shares, for a total of 17,500,000 Shares for delivery under equity awards. For purposes of counting the number of Shares available to be issued under the SIP, “full value awards” (awards settled in stock other than stock options and SARs) will be counted against the share reserve on a 1.93 for 1 basis.
Prohibition on Liberal Share Recycling	The SIP prohibits liberal share recycling, meaning that Shares tendered in payment of the exercise price of a stock option, Shares withheld to satisfy a tax withholding obligation, and Shares that are repurchased by the Company with stock option proceeds will not be added back to the SIP. In addition, when a SAR is settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP.
No Discounted Stock Options or SARs	The SIP does not permit the use of “discounted” stock options or SARs.

Feature	Description
No Re-Pricing of Stock Options or SARs; No Reload Awards	The SIP does not permit the “repricing” of stock options and SARs without stockholder approval. This includes a prohibition on cash buyouts of underwater options or SARs and “reloads” in connection with the exercise of options or SARs.
No “Liberal” Change in Control Definition	The SIP does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the SIP to be triggered.
No Automatic “Single Trigger” Vesting	The SIP provides for “double trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards assumed in a transaction will continue to vest on their regularly-scheduled vesting date or, if earlier, upon a termination other than for cause or disability or resignation for good reason, if applicable, within 2 years after a change in control.
Forfeiture Provisions	Awards granted under the SIP and certain payouts will be subject to forfeiture as provided by the Committee if a participant is terminated for cause.
Clawback Provisions	Awards granted under the SIP are subject to recoupment under the Company’s Compensation Recovery Policy, which provides that the Company may recover compensation provided to certain executives under performance-based equity awards if the payment, grant or vesting of such award was based on financial results that were subsequently restated.
No Dividends or Dividend Equivalents on Unvested Performance Awards or Stock Options/SARs	Dividends or dividend equivalents paid with respect to awards that vest based on the achievement of performance goals will be accumulated until such award is earned, and the dividends or dividend equivalents shall not be paid if the performance goals are not satisfied. Additionally, no dividend equivalents will be granted with respect to Shares underlying a stock option or SAR.
Stock Ownership and Holding Guidelines	Shares issued pursuant to the SIP are subject to the Company’s stock ownership guidelines. Executives are required to retain 100% of their Shares net of taxes received under awards granted under the SIP until the applicable minimum ownership level requirement has been achieved.

Summary of the Plan

General

Awards granted under the SIP may be in the form of stock options, SARs, restricted shares, restricted share units, other share-based awards or any combination of those awards. No awards may be made under the SIP after January 30, 2022.

Administration

The SIP will be administered by the Committee, or by such other committee or subcommittee as may be appointed by our Board of Directors, and which consists entirely of two or more individuals who are “outside directors” within the meaning of Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee can make rules and regulations and establish such procedures for the administration of the SIP as it deems appropriate, and may delegate any of its authority to one or more directors or executive officers of the Company, to the extent permitted by applicable laws. Our board retains authority to administer and issue awards under the SIP and, specifically reserves the exclusive authority to approve and administer all awards granted to non-employee directors under the SIP.

Eligibility

The SIP provides for awards to our non-employee directors and to officers, employees and consultants of the Company and our subsidiaries, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately 10,000 employees and consultants and 9 non-employee directors will be eligible for awards under the SIP.

Shares Available

The maximum number of Shares that may be issued or transferred with respect to awards under the SIP is 17,500,000, subject to adjustment as provided below. Shares issued under the SIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled or surrendered without the issuance of Shares or the release of a substantial risk of forfeiture will again be available for issuance under the SIP. Shares surrendered for the payment of the exercise price under stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the SIP. In addition, when a SAR is exercised and settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP regardless of the number of Shares used to settle the SAR. For purposes of counting the number of Shares available to be issued under the SIP, “full value awards” (awards settled in stock other than stock options and SARs) will be counted against the share reserve on a 1.93 for 1 basis. That is, on the grant of a full value award, the number of Shares available for issuance under the SIP will be reduced by 1.93 Shares for each share subject to that full value award.

Shares granted through awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines (“Substitute Awards”), shall not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-employee Director Award Limits

The SIP provides that no non-employee director may be granted, during any one calendar year, awards with an aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) in excess of $500,000. This limitation does not apply to awards made at the election of the non-employee director in lieu of all or a portion of annual and committee cash retainers.

Individual Award Limits under Section 162(m)

The Committee may, but is not required to, grant awards under the SIP that are intended to qualify for exemption from Section 162(m) as “performance-based compensation.” Therefore, the SIP imposes the following additional individual sub-limits on awards granted under the SIP that are intended to satisfy that exemption:

•	the maximum aggregate number of Shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 2,000,000 Shares;

•	the maximum aggregate number of restricted shares and Shares subject to restricted share units granted in any calendar year to any one participant will be 750,000 Shares;

•

the maximum aggregate compensation that can be paid pursuant to other share-based awards granted in any calendar year to any one participant will be $5,000,000 or a number of Shares having an aggregate fair market value not in excess of such amount; and

•	the maximum dividend equivalents that may be paid in any calendar year to any one participant will be $500,000.

Stock Options

Subject to the terms and provisions of the SIP, options to purchase Shares may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options (all of the Shares available for issuance under the SIP may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the SIP, the Committee or its delegate determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Committee may determine.

The exercise price for each option (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

All options granted under the SIP will expire no later than ten years from the date of grant. The method of exercising an option granted under the plan will be set forth in the stock option agreement for that particular option and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Committee in its discretion.

At the discretion of the Committee, the stock option agreement evidencing an award of stock options may contain limitations on the exercise of options under certain circumstances upon or after the termination of employment or in the event of death, disability or retirement. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of Shares in the recipient’s name.

Stock Appreciation Rights

The Committee in its discretion may grant SARs under the SIP. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of Shares that are the subject of such SAR over the aggregate exercise price for the underlying Shares. At the discretion of the Committee, the award agreement evidencing an award of SARs may place limitations on the exercise of such SARs under certain circumstances upon or after the termination of employment or in the event of death, disability, or retirement.

The exercise price for each SAR (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

We may make payment of the amount to which the participant exercising SARs is entitled by delivering Shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Restricted Shares

Under the SIP, the Committee may grant or sell to plan participants Shares that are subject to forfeiture and restrictions on transferability. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid or made with respect to the restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each restricted shares award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine. Any award of performance-based restricted shares will provide that receipt of any dividends paid on those restricted shares will be subject to the same performance objectives as the underlying award.

Restricted Share Units

Under the SIP, the Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver Shares to the participant in the future at the end of a restriction period and subject to such other terms and conditions as the Committee may specify. Restricted share units are not Shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the SIP may or may not be subject to performance conditions. Restricted share units will be settled in cash or Shares, in an amount based on the fair market value of a Share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The SIP also provides for grants of other share-based awards under the plan, which may include unrestricted Shares or time-based or performance based unit awards that are settled in Shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Dividend Equivalents

Awards may provide the participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related award agreement; provided that any award subject to performance objectives that provides for dividend equivalents will provide that accrual of any such dividend equivalents will be subject to the same performance objectives as the underlying award. However, no dividend equivalents shall be granted with respect to Shares underlying a stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Committee in connection with any award granted under the SIP. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

The Committee may, in its discretion, grant awards under the SIP that are intended to qualify for the “performance-based compensation” exemption from Section 162(m). In the case of an award intended to qualify for that exemption, such goals shall be based on the attainment of specified levels of one or more of the following measures: revenues; revenue growth; product revenue growth; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital. For the avoidance of doubt, any performance objectives that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) if applicable or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

The Committee may provide in any award agreement that any evaluation of attainment of a performance objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee. Such inclusions or exclusions shall be prescribed in an objectively determinable form that meets the requirements of Section 162(m) for deductibility.

Performance objectives related to an award intended to qualify for the performance-based compensation exception of Section 162(m) will be set by the Committee within the time period and other requirements prescribed by Section 162(m).

Change in Control

Unless otherwise provided in the applicable award agreement, if awards are assumed, converted or replaced in connection with a change in control, and during the twenty-four month period following the change in control there is a termination of a participant’s employment (a) by Teradata for any reason other than “cause” or disability or (b) for “good reason” by an employee who participates in our Change in Control Severance Plan or a severance policy that provides for severance benefits on a resignation for good reason, or to the extent set forth in an award agreement: (i) any option or SAR outstanding as of the date of the change in control that remains outstanding as of the date of termination will vest immediately and become fully exercisable until the later of the date upon which the option or SAR would expire absent the special change in control provision and the first anniversary of the date of termination; (ii) the restrictions and deferral limitations applicable to any restricted shares will lapse, and any restricted shares outstanding as of the date of the change in control that remain outstanding as of the date of termination will become free of all restrictions and become fully vested and transferable; and (iii) all restricted share units outstanding as of the date of the change in control that remain outstanding as of the date of termination will be considered to be earned and payable in full, and any deferral or other restriction will lapse and each such restricted share unit will be settled as promptly as practicable in accordance with the applicable award agreement.

Unless otherwise provided in the applicable award agreement, in the event of a change in control, awards granted under the SIP that are not assumed, converted or replaced in connection with such change in control will vest immediately prior to the change in control.

A change in control generally means (i) the acquisition of 50% or more of our outstanding stock; (ii) our incumbent directors ceasing to constitute at least a majority of the members of our board; (iii) a reorganization, merger, consolidation or sale or disposition of substantially all of our assets, unless (a) substantially all of the beneficial owners of our outstanding stock prior to the transaction continue to own (in the same proportions) more than 50% of the outstanding stock of the resulting corporation, (b) no person owns 50% or more of the outstanding stock of the resulting corporation, and (c) at least a majority of the members of the board of the resulting corporation are individuals who were our incumbent directors prior to the transaction; or (iv) stockholder approval of our complete liquidation or dissolution.

For purposes of the SIP, “cause” as a reason for termination of employment or service shall have the meaning provided in any applicable employment, consulting or similar agreement with the participant, or, if not so defined, generally shall mean (i) conviction of a felony, (ii) dishonesty in the course of the participant’s duties, (iii) failure to perform the participant’s duties in any material respect, (iv) a material violation of our ethics and compliance program, or (v) such other events specified in an applicable award agreement. The term “good reason” shall have the meaning provided in our Change in Control Severance Plan or an applicable severance policy or employment, consulting or other applicable agreement between us and the participant. If “good reason” is not defined with respect to a participant in accordance with the foregoing sentence, it shall have no application under the SIP for that participant.

Forfeiture of Awards

If we terminate a participant’s employment or service for “cause” (as defined above), then, as determined in the discretion of the Committee, the participant shall (i) forfeit outstanding awards granted under the SIP; (ii) return all Shares then held by the participant that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination (in exchange for repayment of any purchase price actually paid by the participant for those Shares); and (iii) repay us the value of any Shares that the participant has disposed of that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination, less the amount of any purchase price actually paid by the participant for those Shares.

Awards granted under the SIP are also subject to forfeiture or repayment to us as provided pursuant to our compensation recovery (or “clawback”) policy.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of Shares that may be delivered under the SIP, the individual award limits, and, with respect to outstanding awards, the number and kind of Shares subject to outstanding awards and the exercise price or other price of Shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of Shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Committee otherwise determines, awards granted under the SIP will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the SIP may provide that any Shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment

Our Board of Directors may amend, alter or discontinue the SIP at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules. No award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the SIP, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the Shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the Shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the Shares were transferred, any gain or loss arising from a subsequent disposition of such Shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such Shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such Shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m). Section 162(m) limits the deductibility of certain compensation of the CEO and the next three most highly compensated named executive officers (other than the chief financial officer) of a publicly-held corporation. Compensation paid to such an officer during a year in excess of $1 million that is not performance-based (or does not comply with other exceptions) would not be deductible on our federal income tax return for that year. It is intended that compensation attributable to stock options and SARs granted under the SIP will qualify as performance-based. Our board will evaluate from time to time the relative benefits to us of qualifying other awards under the plan for deductibility under Section 162(m).

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the SIP will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional Shares under the SIP with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the SIP, as amended and restated, by the Company’s stockholders.

Plan Benefits Under the SIP

Because it is within the discretion of the Committee to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the SIP or the amount of the awards.

Current Equity Compensation Plan Information

The following table provides information as of December 31, 2015 about Shares issuable under the SIP, the Teradata Corporation 2007 Stock Incentive Plan and the Teradata Corporation Employee Stock Purchase Plan.

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(2)
Equity compensation plans approved by security holders	7,573,985	$34.91	5,804,399
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,573,985	$34.91	5,804,399

(1)	Column (a) represents the number of Shares that may be issued in connection with the exercise of outstanding stock options granted under the SIP and the Teradata Corporation 2007 Stock Incentive Plan.

(2)	Column (c) represents the number of Shares available for issuance under the SIP and the Teradata Corporation Employee Stock Purchase Plan, other than Shares available for issuance in connection with the exercise of outstanding stock options.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

ADVISORY (NON-BINDING) VOTE

ON EXECUTIVE COMPENSATION

(Item 3 on Proxy Card)

The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, beginning on page 32 of this proxy statement, for additional details on our executive compensation program.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). We submitted both our first say-on-pay vote and an advisory vote on how frequently such a vote would occur to our stockholders at our 2011 annual meeting of stockholders. At that meeting, stockholders expressed a preference for annual say-on-pay votes, and our Board of Directors determined that it will provide our stockholders with annual say-on-pay voting opportunities.

In our 2015 proxy statement, we provided our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2014. The say-on-pay proposal was approved by approximately 61.8% of the votes cast at our 2015 annual meeting of stockholders. In response, our Board of Directors set out to engage stockholders to solicit their input regarding the Company’s executive compensation program. As a part of this effort, we sought feedback from our largest 25 institutional investors, representing approximately 69% of Teradata’s outstanding shares. Discussions with investors who responded to our outreach efforts (and others who reached out to us) revealed that the primary concerns were focused on the weighting of performance-based long-term equity incentives, the measures used for such incentives, and a desire for more transparency regarding the performance determination of strategic measures for annual incentive awards. The board’s Compensation and Human Resource Committee undertook a thoughtful process to consider the views of our stockholders and, after careful consideration, adopted a number of key changes to our executive compensation program:

•	We increased the percentage of the long-term incentive opportunity allocated to performance-based equity awards from 33.3% to 50%;

•	We included a 3-year performance period for one-half of the performance-based equity awards;

•	We added relative total shareholder return as a key performance metric for the 3-year performance-based equity awards;

•	We eliminated the use of non-financial strategic performance measures from the long-term equity awards;

•	We decreased the percentage of the long-term incentive opportunity allocated to stock options from 33.3% to 20%; and

•	We refined our compensation peer group and eliminated a large peer from that group.

In light of stockholder feedback, we also included more robust disclosure of the Company’s performance achievement of the strategic objectives used in our incentive compensation arrangements. For more detailed information regarding our engagement efforts this past year and the changes implemented in response to such feedback, please see “Stockholder Engagement” on page 35 of this proxy statement.

We are now providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2015, and are asking stockholders to vote to adopt the following resolution:

RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2016 annual meeting of stockholders.

This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the board and our Compensation and Human Resource Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that you vote FOR this proposal.

Proxies will be so voted unless stockholders specify otherwise in their proxies. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and Human Resource Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

DIRECTORS’ PROPOSAL TO RATIFY THE

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

(Item 4 on Proxy Card)

The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers (“PwC”) as our independent registered public accounting firm for 2016 to audit our consolidated financial statements. The board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.

In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the Teradata audit;

•	PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The appropriateness of PwC’s fees for audit and non-audit services;

•	PwC’s independence; and

•	PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.

Based on its “Pre-Approval Policy” (as defined on page 93 of this proxy statement) and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2016.

PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. In addition, the Audit Committee has placed restrictions on our ability to hire any employees or former employees of PwC or its affiliates.

Representatives of PwC will be at the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment, but may decide to maintain its appointment of PwC. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy.

BOARD AUDIT COMMITTEE REPORT

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found on page 90 of this proxy statement.

In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2015, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the Public Company Accounting Oversight Board (PCAOB), Auditing Standard No. 16 (Communications with Audit Committees). These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. Pages 19 to 20 of this proxy statement contain a detailed listing of the Audit Committee’s areas of responsibility.

The Audit Committee met in executive session periodically in 2015 with PwC, the Company’s Chief Financial Officer, and Vice President of Enterprise Risk and Assurance Services, each of whom has unrestricted access to the committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Dated: February 22, 2016

The Audit Committee:

Victor L. Lund, Chair

Edward P. Boykin, Member

Nancy E. Cooper, Member

Cary T. Fu, Member

David E. Kepler, Member

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2015 and 2014, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2015 and 2014.

Service	2015		2014
Audit Fees	$2,349,954	(1)	$2,136,783	(2)
Audit-Related Fees	0		0
Tax Fees	69,416	(3)	55,234	(3)
All Other Fees	4,500	(4)	4,500	(4)
Total Fees	$2,423,870		$2,196,517

(1)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $194,954 for the 2014 statutory audits of the financial statements of select foreign subsidiaries.

(2)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultation services. Also includes $306,783 for the 2013 statutory audits of the financial statements of select foreign subsidiaries.

(3)	Includes tax fees for tax compliance services related to our subsidiaries in Mexico.
(4)	Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.

The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:

•

In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.

•

The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee, and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

•

Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.

•

Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2015 and 2014 were pre-approved by the Audit Committee.

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the 2016 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within thirty days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies, at an estimated cost of $12,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.

Procedures for Stockholder Proposals and Nominations

Under our bylaws, nominations for directors at an annual meeting may be made only by (i) the Board of Directors or a committee of the board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.

Our bylaws also provide that business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.

A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342. A copy of our bylaws, which were last amended by the Board of Directors on April 29, 2014, is also available on our corporate governance website at http://www.teradata.com/articles-and-bylaws.

Stockholder Proposals for 2017 Annual Meeting

To include a stockholder proposal in our 2017 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 10000 Innovation Drive, Dayton, Ohio 45342, no later than November 4, 2016. To present any other proposal at the 2017 annual meeting of stockholders, or to nominate a candidate for director election at the 2017 annual meeting, a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the Company’s address provided on page 1 of this proxy statement no sooner than the close of business on December 27, 2016, and no later than the close of business on January 26, 2017.

The above notice and proxy statement are sent by order of the Board of Directors.

Laura Nyquist

General Counsel and Secretary

Dated: March 4, 2016

TERADATA 2012 STOCK INCENTIVE PLAN

(Amended and Restated as of February 22, 2016)

1. Establishment, Purpose, Duration.

(a) Establishment. Teradata Corporation (the “Company”) established the Teradata 2012 Stock Incentive Plan (the “Plan”), effective as of January 31, 2012 (the “Effective Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan. The Plan is hereby amended and restated, as set forth herein, as of February 22, 2016, subject to the approval of the amended and restated Plan by the stockholders of the Company.

(b) Purpose. The purpose of the Plan is to attract and retain Directors, officers, key employees and Consultants of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

(c) Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

(d) Prior Plan. The Teradata Corporation 2007 Stock Incentive Plan, as amended and restated (the “Prior Plan”) terminated in its entirety effective on April 20, 2012, which was the date that stockholders initially approved this Plan (the “Approval Date”); provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and are administered and settled in accordance with the provisions of the Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 1(d).

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Award granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, consulting or similar agreement, if any, between the Participant and the Company or Subsidiary. If the Participant is not a party to an employment, consulting or similar agreement with the Company or a Subsidiary in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (a) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (b) dishonesty in the course of fulfilling the Participant’s duties to the Company or a Subsidiary, (c) failure on the part of the Participant to perform substantially such Participant’s duties to the Company or a Subsidiary in any material respect, (d) a material violation of the Company’s ethics and compliance program, or (e) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding any other provision of the Plan to the contrary, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

“Change in Control” means, unless otherwise provided in the applicable Award Agreement, the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of below; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“CIC Severance Plan” means the Teradata Change in Control Severance Plan, as the same may be amended from time to time, or any successor plan thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation and Human Resource Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Director” means any individual who is a member of the Board who is not an Employee.

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the New York Stock Exchange, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Full Value Award” means an Award that is settled by the issuance of Shares, other than a Stock Option or a Stock Appreciation Right.

“Good Reason” means, if the Participant is a participant in the CIC Severance Plan or is subject to a Severance Policy that defines “Good Reason”, “Good Reason” as defined in the CIC Severance Plan or the Severance Policy, as applicable, or, if the Participant is not a participant in the CIC Severance Plan or a Severance Policy that defines “Good Reason”, “Good Reason” as defined in any employment, consulting or other agreement with the Company or a Subsidiary to which the applicable Participant is a party. If “Good Reason” is not defined in accordance with the foregoing sentence, “Good Reason” shall have no application in this Plan.

“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

“Plan” has the meaning given such term in Section 1(a).

“Prior Plan” has the meaning given such term in Section 1(d).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Severance Policy” means a severance policy maintained by the Company or a Subsidiary.

“Share” means a share of common stock of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

“Substitute Awards” means Awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.

“Ten Percent Stockholder” means any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

(a) Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 17,500,000. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

(b) Share Usage. In addition to the number of Shares provided for in Section 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable; (ii) Shares covered by an Award that is settled only in cash; and (iii) any Shares subject to outstanding awards under the Prior Plan as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable. In addition, Shares granted through Substitute Awards shall not count against the Share limit in Section 3(a) (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

(c) Prohibition of Share Recycling. Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for grant as described above: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

(d) Per Participant Limits. Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 2,000,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units granted in any calendar year to any one Participant shall be 750,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Other Share-Based Awards granted in any calendar year to any one Participant shall be

$5,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $500,000.

(e) Full Value Awards. Subject to this Section 3, upon a grant of a Full Value Award, the number of Shares available for issuance under the Plan shall be reduced by 1.93 Shares for each Share subject to that Full Value Award, and any Shares underlying a Full Value Award that become available for future grant under the Plan pursuant to Section 3(b) shall be added back to the Plan in an amount equal to 1.93 Shares for each Share subject to that Full Value Award.

(f) Director Limits. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year (excluding Awards made at the election of the Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed $500,000.

4. Administration of the Plan.

(a) In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or executive officers of the Company any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

(b) Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants, Participants and their estates and beneficiaries.

(c) Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.    Without limiting the foregoing, the Board specifically reserves the exclusive authority to approve and administer all Awards granted to Directors under the Plan.

5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b) Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

(d) Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

(f) Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

(d) Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

(c) Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(d) Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period. The Award Agreement may require that receipt of any dividends or other distributions with respect to the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares with respect to which they are paid. Notwithstanding the preceding sentence, dividends or other distributions with respect to Restricted Shares that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividends or other distributions shall not be paid if the Performance Objectives are not satisfied.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

(c) Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

(a) Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

11. Dividend Equivalents. Awards may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied. Notwithstanding the foregoing, no dividend equivalents shall be granted with respect to Shares underlying a Stock Option or Stock Appreciation Right.

12. Compliance with Section 409A. Awards shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 12): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13. Compliance with Section 162(m).

(a) In General. Notwithstanding anything in the Plan to the contrary, Awards may be granted in a manner that is intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units and Other Share-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

(b) Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: revenues; revenue growth; product revenue growth; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital.

(c) Adjustments. The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee. Such inclusions or exclusions shall be prescribed in an objectively determinable form that meets the requirements of Section 162(m) of the Code for deductibility.

(d) Establishment of Performance Goals. With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

(e) Certification of Performance. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

(f) Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(d), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (a) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code or (b) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required by Applicable Law to be withheld or paid (or such other amount that will not result in adverse accounting consequences for the Company or a Subsidiary). Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

19. Termination for Cause; Forfeiture of Awards.

(a) Termination for Cause. If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Committee in its sole discretion, then, promptly upon receiving notice of the Committee’s determination, the Participant shall: (i) forfeit all Awards to the extent then held by the Participant; and (ii) to the extent demanded by the Committee in its sole discretion, (A) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired, pursuant to Awards within 2 years prior to the Participant’s date of termination in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and (B) with respect to any Shares acquired pursuant to an Award within 2 years prior to the Participant’s date of termination that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (x) the Fair Market Value of the Shares on the date acquired, over (y) any amount actually paid by the Participant for the Shares.

(b) Compensation Recovery Policy. Any Award granted to a Participant or amounts paid thereunder shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission rule or applicable securities exchange.

(c) Set-Off and Other Remedies. To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 19, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

20. Change in Control.

(a) In General. Unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, unless Awards are not assumed, converted or replaced, in which case such Awards shall vest immediately prior to the Change in Control, upon a Participant’s termination of employment or service, during the 24-month period following a Change in Control, (x) by the Company other than for Cause or disability or (y) for Participants who are participants in the CIC Severance Plan, for Participants who participate in a Severance Policy at a level that provides the Participant with the opportunity to resign for “good reason,” and for other Participants to the extent set forth in an Award Agreement, by the Participant for Good Reason:

(i) any Stock Options and Stock Appreciation Rights outstanding as of such termination of employment or service which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of (A) the last date on which such Stock Option or Stock Appreciation Right would be exercisable in the absence of this Section 20(a) and (B) the first anniversary of such termination of employment or service, provided that in no event shall the Stock Option or Stock Appreciation Right be exercisable beyond the expiration of the term of such Stock Option or Stock Appreciation Right;

(ii) the restrictions and deferral limitations applicable to any Restricted Shares shall lapse, and such Restricted Shares outstanding as of such termination of employment or service which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and

(iii) all Restricted Share Units outstanding as of such termination of employment or service which were outstanding as of the date of such Change in Control shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Restricted Share Units shall be settled as promptly as is practicable in the form set forth in the applicable Award Agreement.

(b) Discretion of the Committee. In the event of a Change in Control where Awards are not assumed, converted or replaced, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the payment of a cash amount in exchange for the cancellation of an Award; and (b) the cancellation of Stock Options and/or Stock Appreciation Rights without payment therefor if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

21. Amendment, Modification and Termination.

(a) In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b) Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

(c) Prohibition on Repricing. Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

(d) Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(e)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an Incentive Stock Option held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

22. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

23. Miscellaneous.

(a) Stock Ownership Guidelines. By accepting any benefit under the Plan, each Participant thereby agrees to comply with the terms and conditions of the Company’s Executive Stock Ownership Guidelines and/or other similar policies, including the retention ratios contained therein, each as in effect from time to time and to the extent applicable to the Participant.

(b) Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(c) No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

(d) Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(e) Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(f) Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

(g) Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

TERADATA CORPORATION 10000 INNOVATION DRIVE DAYTON, OH 45342

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 25, 2016 (April 21, 2016 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Transmit your voting instructions via telephone up until 11:59 P.M. on April 25, 2016 (April 21, 2016 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help Teradata reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00319-P71813-Z66941                            KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERADATA CORPORATION
The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
Vote on Directors
1. Election of Directors		For	Against	Abstain
Class III Nominees:
1a. Cary T. Fu		☐	☐	☐

1b. Michael P. Gianoni		☐	☐	☐

1c. Victor L. Lund		☐	☐	☐
Vote on Proposals
2. Consider and vote upon the approval of the amended and restated Teradata 2012 Stock Incentive Plan.		☐	☐	☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede and revoke this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

This proxy card confers on the proxyholders discretionary authority with respect to matters not known or determined at the time of the mailing of the notice of the 2016 Annual Meeting of Stockholders.

3. An advisory (non-binding) vote to approve executive compensation.		☐	☐	☐
4. Approval of the ratification of the appointment of independent registered public accounting firm for 2016.		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

Teradata’s Annual Meeting of Stockholders will be held at 8:00 a.m. on April 26, 2016, at The Terry Executive Education Center, 3475 Lenox Road NE, Atlanta, Georgia 30326. Please see your proxy statement for instructions should you wish to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E00320-P71813-Z66941

TERADATA CORPORATION Proxy/Voting Instruction Card
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR TERADATA’S 2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Michael Koehler, Stephen Scheppmann and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in Atlanta, Georgia, on April 26, 2016, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2016 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2016 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.)